UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 — March 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Growth Fund

Semiannual report
3 | 31 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Semiannual report
3 | 31 | 21

Message from the Trustees

May 7, 2021

Dear Fellow Shareholder:

As society continues to grapple with the Covid-19 pandemic, optimism remains tempered by concern about newer, more aggressive strains of the virus. After infection rates dropped early in the year, they began to rise again in some areas during March. At the same time, the pace of vaccinations accelerated, and several states eased restrictions on consumer activity.

Markets appear to expect an improving economy. The S&P 500 Index crossed the 4,000 threshold as the calendar turned to April. In addition, yields rose in the bond market. This is typically a sign that fixed-income investors anticipate both higher gross domestic product (GDP) growth and the risk of inflation.

No matter how markets move, Putnam’s portfolio managers and analysts keep their focus on researching new opportunities and potential risks. This active approach is intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

2 Dynamic Asset Allocation Growth Fund

Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 5 and pages 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Source: Bloomberg Index Services Limited.

† Source: Lipper, a Refinitiv company.

‡ The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

§ Returns for the six-month period are not annualized, but cumulative.

4 Dynamic Asset Allocation Growth Fund

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/21. See page 4 and pages 11–12 for additional fund performance information. Index descriptions can be found on page 17.

* Source: Bloomberg Index Services Limited.

Dynamic Asset Allocation Growth Fund 5

How did global stocks perform during the period?

The beginning of the period was marked by bouts of volatility. Uncertainty leading up to the U.S. presidential election, setbacks in vaccine developments, and delays in government stimulus eroded investor confidence. A new, more contagious strain of Covid-19 began to spread, causing Europe and parts of the United States to reinstate lockdowns. Investor sentiment reversed course in November when the world’s first Covid-19 vaccine was approved for emergency use and U.S. election results became known. Stocks climbed to record highs. The market rally continued through December, when the U.S. Congress approved a $900 billion stimulus bill.

Volatility returned in 2021. A choppy vaccine rollout, a global sell-off in technology stocks, and rising inflation fears tempered investor enthusiasm. In early March, President Biden passed a $1.9 trillion U.S. stimulus package into law, providing a tailwind for stocks. The S&P 500 Index, a broad measure of U.S. stocks, finished the period up 19.07%. International stocks, as measured by the MSCI EAFE Index [ND], climbed to 20.08%. Emerging-market stocks benefited

6 Dynamic Asset Allocation Growth Fund

Allocations are shown as a percentage of the fund’s net assets as of 3/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Growth Fund 7

from a weakening U.S. dollar compared with other major currencies. The MSCI Emerging Markets Index [GD] returned 22.58% for the period.

How did bond markets perform during the period?

Fixed-income assets had mixed results. Positive vaccine news, signs of economic recovery, and accommodative monetary policy boosted investor optimism. Stimulus-fueled growth and inflation expectations drove yields higher on all but very short-term government debt.

The rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index, a measure of investment-grade corporate bonds, reported a loss of 2.73% for the period. High-yield bonds, as measured by the JPMorgan Developed High Yield Index, closed the period up 7.93%, reflecting tightening credit spreads. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.] The yield on the benchmark 10-year U.S. Treasury note rose from 0.68% at the start of the period to 1.74% at period-end.

How did the fund perform for the six-month reporting period?

The fund’s class A shares returned 16.92% compared with 21.96% for its primary benchmark, the Russell 3000 Index. The fund also underperformed its secondary benchmark, the Putnam Blended Growth Benchmark, which returned 17.11% for the period. This custom benchmark comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index [ND], 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index [GD].

What strategies affected fund performance relative to the custom benchmark?

Overall, our asset allocation decisions benefited fund performance. Given the potential for a full reopening of the economy, we made a few changes to our asset allocation mix during the period. The portfolio began the period with a neutral position to equity risk relative to the custom benchmark. Not long after, we moved the position to slightly overweight, which helped the portfolio capture upside from the equity market rally in November 2020. We further increased our overweight position to equity risk in the second half of the period. This aided performance when equities trended higher due to vaccine progress and additional government stimulus. We decreased our position to modestly overweight toward the end of the period, as it was an opportunistic time to take some profits.

In fixed income, we began the period with a slightly underweight position to interest-rate risk relative to the custom benchmark. This decision led to a small positive contribution to fund results. We moved the position to neutral about midway through the period. In terms of credit risk, we began the period with a modestly overweight position relative to the custom benchmark. This decision led to a small gain as credit-market liquidity continued to improve and spreads tightened. We shifted the position to neutral in the middle of the period, before moving back to an overweight position at period-end. An out-of-benchmark long position to commodity risk, implemented mid-reporting period, also aided performance.

Overall, our active implementation decisions detracted from results. Our fundamental U.S. large-cap growth strategy weighed down performance. Our quantitative U.S. large-cap equity strategy also detracted from performance, but to a lesser extent. Our quantitative international equity strategy was a notable

8 Dynamic Asset Allocation Growth Fund

positive contributor within our equity security selection. Selection within opportunistic fixed income enhanced performance to a modest extent. The portfolio’s emerging-market stock selection contributed to a slight loss.

How did the fund use derivatives for the period?

The fund used futures to help manage exposure to market risk, gain exposure to interest rates, hedge prepayment and interest-rate risks, and equitize cash.

Can you discuss any material changes to the fund’s positioning at period-end?

Toward the end of the reporting period, the S&P 500 Index hit record highs, which prompted us to reduce our equity position from overweight to slightly overweight relative to the custom benchmark. When the S&P 500 Index crossed the 4,000 threshold on April 1, 2021, we anticipated some profit taking would weaken equity markets.

In terms of credit, we increased our position from neutral to slightly overweight relative to the custom benchmark. We believe widespread distribution of vaccines will help many businesses return to normal operations and reduce their chances of credit default. We also moved from a modestly underweight position in interest-rate risk to neutral. In our view, an acceleration in economic growth and rising inflationary concerns could prompt the Fed to increase interest rates sooner than expected. Lastly, we implemented a tactical long position to commodity risk. We expect that increased distribution of vaccines, fiscal support, and easy monetary policy will stimulate significant global demand for commodities in 2021.

What is your outlook for the remainder of 2021?

The global economy continues to recover, in our view, albeit at a slower pace. We remain encouraged by the current tailwinds for financial assets, which include the $1.9 trillion U.S. stimulus package, easy monetary conditions, potential infrastructure spending, and ample liquidity. Still, we anticipate volatility in the months ahead as investors weigh the continued

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Dynamic Asset Allocation Growth Fund 9

rollout of vaccines and the pace of economic recovery against the likelihood of rising inflation and higher interest rates.

Until the Fed signals that it will taper its asset purchase program, we are likely to remain bullish on equities for the second half of 2021. In our view, the combination of pent-up demand and the Fed’s easy monetary policy makes a compelling case for equities. In fixed income, our outlook on credit is modestly bullish. Banks have begun easing credit conditions for large corporate commercial and industrial loans. We are also encouraged by a decline in total average leverage for new high-yield issues, which has reached 2013 levels. Our outlook on rate-sensitive fixed income is neutral. Fed officials have pledged to keep interest rates low until inflation and employment targets for the U.S. economy are met. Against this backdrop, we continue to have conviction in our investment strategies based on their long-term results.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

10 Dynamic Asset Allocation Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/8/94)
Before sales charge	8.11%	143.99%	9.33%	70.31%	11.24%	32.70%	9.89%	46.20%	16.92%
After sales charge	7.87	129.96	8.68	60.52	9.93	25.07	7.74	37.79	10.20
Class B (2/16/94)
Before CDSC	7.87	129.88	8.68	63.96	10.40	29.69	9.05	45.03	16.44
After CDSC	7.87	129.88	8.68	61.96	10.12	26.69	8.20	40.03	11.44
Class C (9/1/94)
Before CDSC	7.85	129.73	8.67	64.07	10.41	29.76	9.07	45.10	16.49
After CDSC	7.85	129.73	8.67	64.07	10.41	29.76	9.07	44.10	15.49
Class P (8/31/16)
Net asset value	8.40	151.81	9.67	73.67	11.67	34.26	10.32	46.75	17.15
Class R (1/21/03)
Net asset value	7.83	137.97	9.06	68.27	10.97	31.67	9.60	45.88	16.83
Class R5 (7/2/12)
Net asset value	8.38	150.30	9.61	72.61	11.54	33.71	10.17	46.51	17.04
Class R6 (7/2/12)
Net asset value	8.41	152.48	9.70	73.40	11.64	34.11	10.28	46.70	17.10
Class Y (7/14/94)
Net asset value	8.37	150.09	9.60	72.49	11.52	33.69	10.16	46.53	17.07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of

Dynamic Asset Allocation Growth Fund 11

class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	10.35%	263.95%	13.79%	115.87%	16.64%	60.64%	17.12%	62.53%	21.96%
Putnam Growth
Blended Benchmark*	—†	166.37	10.29	83.79	12.94	43.37	12.76	46.99	17.11
Lipper Mixed-Asset
Target Allocation
Growth Funds	8.12	124.71	8.36	64.63	10.44	34.16	10.25	41.23	16.09
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Source: Bloomberg Index Services Limited.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/21, there were 459, 449, 432, 404, 291, and 39 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/21

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	1		—	—	1	1	1	1	1
Income	$0.089		$—	$—	$0.159	$0.029	$0.133	$0.152	$0.131
Capital gains	—		—	—	—	—	—	—	—
Total	$0.089		$—	$—	$0.159	$0.029	$0.133	$0.152	$0.131
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/20	$16.98	$18.02	$16.54	$15.77	$17.25	$16.52	$17.20	$17.25	$17.21
3/31/21	19.76	20.97	19.26	18.37	20.04	19.27	19.99	20.04	20.01

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Dynamic Asset Allocation Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/20	1.05%	1.80%	1.80%	0.65%	1.30%	0.79%	0.69%	0.80%
Annualized expense ratio
for the six-month period
ended 3/31/21	1.03%	1.78%	1.78%	0.64%	1.28%	0.78%	0.68%	0.78%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/20 to 3/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.57	$9.61	$9.61	$3.46	$6.92	$4.22	$3.68	$4.22
Ending value (after expenses)	$1,169.20	$1,164.40	$1,164.90	$1,171.50	$1,168.30	$1,170.40	$1,171.00	$1,170.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/21, use the following calculation method. To find the value of your investment on 10/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.19	$8.95	$8.95	$3.23	$6.44	$3.93	$3.43	$3.93
Ending value (after expenses)	$1,019.80	$1,016.06	$1,016.06	$1,021.74	$1,018.55	$1,021.04	$1,021.54	$1,021.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Asset Allocation Growth Fund

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Dynamic Asset Allocation Growth Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16 Dynamic Asset Allocation Growth Fund

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Asset Allocation Growth Fund 17

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2021, Putnam employees had approximately $559,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Dynamic Asset Allocation Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund 19

The fund’s portfolio 3/31/21 (Unaudited)

COMMON STOCKS (71.0%)*	Shares	Value
Automotive (1.5%)
BYD Co., Ltd. Class H (China)	23,000	$492,709
Ford Motor Co. †	1,235,700	15,137,325
General Motors Co. †	134,899	7,751,297
Knorr-Bremse AG (Germany)	11,115	1,387,138
Porsche Automobil Holding SE (Preference) (Germany)	16,515	1,751,177
Stellantis NV (Italy)	159,394	2,818,774
Tesla, Inc. † S	12,381	8,269,641
United Rentals, Inc. †	16,795	5,530,761
Volkswagen AG (Preference) (Germany)	2,513	703,153
Volvo AB (Sweden) †	103,182	2,609,840
		46,451,815
Basic materials (3.5%)
Akzo Nobel NV (Netherlands)	20,963	2,342,298
Albemarle Corp.	5,083	742,677
Anglo American PLC (United Kingdom)	134,507	5,270,883
Ashland Global Holdings, Inc.	10,000	887,700
Asian Paints, Ltd. (India)	45,865	1,594,486
Axalta Coating Systems, Ltd. †	44,500	1,316,310
BHP Billiton, Ltd. (Australia)	108,250	3,744,499
BHP Group PLC (United Kingdom)	49,677	1,434,411
Brenntag AG (Germany)	33,955	2,898,825
Celanese Corp.	7,200	1,078,632
Chemours Co. (The)	28,000	781,480
Compagnie De Saint-Gobain (France) †	101,880	6,011,966
Corteva, Inc.	103,540	4,827,035
Covestro AG (Germany)	33,511	2,253,367
CRH PLC (Ireland)	183,103	8,582,554
Dow, Inc.	97,816	6,254,355
DuPont de Nemours, Inc.	143,327	11,076,311
Eastman Chemical Co.	23,700	2,609,844
Eiffage SA (France) †	10,365	1,037,554
FMC Corp.	4,400	486,684
Fortescue Metals Group, Ltd. (Australia)	102,827	1,569,756
Fortune Brands Home & Security, Inc.	28,319	2,713,527
Freeport-McMoRan, Inc. (Indonesia) †	269,290	8,867,720
HOCHTIEF AG (Germany)	5,219	466,981
ICL Group, Ltd. (Israel)	109,965	643,718
Koninklijke DSM NV (Netherlands)	4,628	783,153
LafargeHolcim, Ltd. (Switzerland)	32,236	1,894,289
LG Chemical, Ltd. (South Korea)	9,625	6,881,266
Linde PLC	6,989	1,958,024
Nitto Denko Corp. (Japan)	12,400	1,064,575
Reliance Steel & Aluminum Co.	8,600	1,309,694
Rio Tinto PLC (United Kingdom)	42,502	3,251,924
Sherwin-Williams Co. (The)	6,812	5,027,324
Shin-Etsu Chemical Co., Ltd. (Japan)	9,800	1,655,862
SIG Combibloc Group AG (Switzerland)	107,570	2,487,944

20 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.0%)* cont.	Shares	Value
Basic materials cont.
Stora Enso OYJ (Finland)	8,323	$155,239
Weyerhaeuser Co. R	15,600	555,360
		106,518,227
Broadcasting (—%)
Discovery, Inc. Class A † S	32,000	1,390,720
iHeartMedia, Inc. Class A †	1,805	32,761
		1,423,481
Capital goods (3.9%)
ABB, Ltd. (Switzerland)	95,186	2,876,276
ACS Actividades de Construccion y Servicios SA (Spain)	16,067	532,468
AGCO Corp.	17,800	2,556,970
Airbus SE (France) †	2,901	328,429
Airtac International Group (China)	71,000	2,521,550
Allison Transmission Holdings, Inc.	29,600	1,208,568
Atlas Copco AB Class A (Sweden)	6,928	421,703
Boeing Co. (The) †	8,922	2,272,612
CNH Industrial NV (United Kingdom) †	136,881	2,118,066
Crown Holdings, Inc.	15,500	1,504,120
Cummins, Inc.	26,600	6,892,326
Daikin Industries, Ltd. (Japan)	9,900	2,004,530
Deere & Co.	26,619	9,959,233
Dover Corp.	6,800	932,484
Eaton Corp. PLC	27,579	3,813,624
Faurecia SA (France) †	22,956	1,222,998
Gentex Corp.	41,900	1,494,573
Hitachi, Ltd. (Japan)	19,600	890,360
Honeywell International, Inc.	59,999	13,023,983
Johnson Controls International PLC	159,731	9,531,149
Koito Manufacturing Co., Ltd. (Japan)	23,900	1,611,331
Legrand SA (France)	25,280	2,351,509
Lockheed Martin Corp.	36,900	13,634,550
Nordson Corp.	6,300	1,251,684
Northrop Grumman Corp.	17,814	5,765,323
Obayashi Corp. (Japan)	68,200	628,217
Otis Worldwide Corp.	36,863	2,523,272
Quanta Services, Inc.	38,800	3,413,624
Raytheon Technologies Corp.	45,093	3,484,336
Republic Services, Inc.	17,900	1,778,365
Sandvik AB (Sweden) †	98,617	2,694,241
Sany Heavy Industry Co., Ltd. Class A (China)	411,500	2,153,066
Schneider Electric SA (France)	24,472	3,737,955
Stanley Electric Co., Ltd. (Japan)	20,300	606,866
Toro Co. (The)	4,500	464,130
TransDigm Group, Inc. †	4,233	2,488,665
Waste Management, Inc.	27,700	3,573,854
		118,267,010
Commercial and consumer services (2.1%)
Adecco Group AG (Switzerland)	19,969	1,344,577
Adyen NV (Netherlands) †	591	1,319,251

Dynamic Asset Allocation Growth Fund 21

COMMON STOCKS (71.0%)* cont.	Shares	Value
Commercial and consumer services cont.
Aramark	72,900	$2,754,162
Avalara, Inc. †	4,464	595,632
Booking Holdings, Inc. †	1,105	2,574,473
Booz Allen Hamilton Holding Corp.	40,600	3,269,518
Brambles, Ltd. (Australia)	136,436	1,098,711
Cintas Corp.	2,800	955,668
CK Hutchison Holdings, Ltd. (Hong Kong)	121,500	969,456
CoStar Group, Inc. †	4,861	3,995,207
FleetCor Technologies, Inc. †	3,300	886,479
Gartner, Inc. †	15,400	2,811,270
Kakao Corp. (South Korea)	7,096	3,134,050
Mastercard, Inc. Class A	31,537	11,228,749
Nexi SpA (Italy) †	178,451	3,113,930
PayPal Holdings, Inc. †	69,903	16,975,245
Secom Co., Ltd. (Japan)	27,700	2,338,713
Square, Inc. Class A †	6,772	1,537,583
StoneCo., Ltd. Class A (Brazil) †	19,493	1,193,361
TransUnion	5,500	495,000
		62,591,035
Communication services (2.5%)
Altice USA, Inc. Class A †	35,300	1,148,309
American Tower Corp. R	31,549	7,542,104
AT&T, Inc.	46,600	1,410,582
BT Group PLC (United Kingdom) †	308,699	658,786
Charter Communications, Inc. Class A †	16,227	10,012,383
Comcast Corp. Class A	257,029	13,907,839
Deutsche Telekom AG (Germany)	157,369	3,168,666
Equinix, Inc. R	5,700	3,873,663
KDDI Corp. (Japan)	72,800	2,236,938
Koninklijke KPN NV (Netherlands)	399,817	1,356,896
Liberty Global PLC Class C (United Kingdom) †	126,338	3,226,673
Nippon Telegraph & Telephone Corp. (Japan)	53,100	1,366,637
SK Telecom Co., Ltd. (South Korea)	5,101	1,242,451
T-Mobile US, Inc. †	55,291	6,927,410
Verizon Communications, Inc.	284,515	16,544,547
		74,623,884
Computers (4.1%)
Apple, Inc.	679,242	82,969,411
Check Point Software Technologies, Ltd. (Israel) † S	5,800	649,426
Cisco Systems, Inc./California	341,058	17,636,109
Dynatrace, Inc. †	40,925	1,974,222
Fingerprint Cards AB Class B (Sweden) †	110,121	367,555
Fortinet, Inc. †	37,200	6,860,424
Fujitsu, Ltd. (Japan)	7,400	1,074,062
Logitech International SA (Switzerland)	10,372	1,087,954
ServiceNow, Inc. †	9,981	4,991,598
Synopsys, Inc. †	14,600	3,617,588
Twilio, Inc. Class A †	6,574	2,240,156
		123,468,505

22 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.0%)* cont.	Shares	Value
Conglomerates (0.4%)
AMETEK, Inc.	22,400	$2,861,152
Danaher Corp.	31,611	7,115,004
General Electric Co.	61,971	813,679
		10,789,835
Consumer (0.1%)
LVMH Moet Hennessy Louis Vuitton SA (France)	345	229,843
Pandora A/S (Denmark) †	10,649	1,140,907
Spectrum Brands Holdings, Inc.	5,900	501,500
		1,872,250
Consumer cyclicals (—%)
Genting Bhd (Singapore)	839,300	575,179
		575,179
Consumer staples (5.2%)
Airbnb, Inc. Class A † S	18,258	3,431,409
Altria Group, Inc.	152,500	7,801,900
Asahi Group Holdings, Ltd. (Japan)	75,100	3,179,974
Auto Trader Group PLC (United Kingdom) †	76,654	585,863
Auto1 Group SE 144A (Germany) †	39,569	2,243,564
British American Tobacco PLC (United Kingdom)	8,877	339,477
Campbell Soup Co.	10,100	507,727
Carlsberg A/S Class B (Denmark)	12,894	1,981,081
Chipotle Mexican Grill, Inc. †	2,446	3,475,326
Coca-Cola Co. (The)	117,200	6,177,612
Coca-Cola European Partners PLC (United Kingdom)	11,600	605,056
Coca-Cola HBC AG (Switzerland)	128,919	4,105,508
Coles Group, Ltd. (Australia)	54,143	659,640
Colgate-Palmolive Co.	15,300	1,206,099
Constellation Brands, Inc. Class A	6,500	1,482,000
Costco Wholesale Corp.	11,100	3,912,528
Darden Restaurants, Inc.	6,400	908,800
Diageo PLC (United Kingdom)	87,606	3,610,526
Dino Polska SA (Poland) †	18,648	1,229,704
Estee Lauder Cos., Inc. (The) Class A	17,271	5,023,270
Ferguson PLC (United Kingdom)	21,155	2,527,959
Hindustan Unilever, Ltd. (India)	68,625	2,284,744
Imperial Brands PLC (United Kingdom)	119,182	2,451,419
ITOCHU Corp. (Japan)	91,000	2,958,483
JD.com, Inc. ADR (China) †	46,054	3,883,734
Jubilant Foodworks, Ltd. (India) †	33,181	1,322,853
Keurig Dr Pepper, Inc.	71,113	2,444,154
Koninklijke Ahold Delhaize NV (Netherlands)	64,113	1,785,651
L’Oreal SA (France)	9,316	3,570,249
ManpowerGroup, Inc.	13,000	1,285,700
McDonald’s Corp.	37,500	8,405,250
Meituan Dianping Class B (China) †	108,900	4,195,293
MercadoLibre, Inc. (Argentina) †	3,122	4,596,022
Mondelez International, Inc. Class A	78,600	4,600,458
Nestle SA (Switzerland)	35,257	3,929,506
NH Foods, Ltd. (Japan)	14,700	631,721

Dynamic Asset Allocation Growth Fund 23

COMMON STOCKS (71.0%)* cont.	Shares	Value
Consumer staples cont.
PALTAC Corp. (Japan)	39,900	$2,163,259
PepsiCo, Inc.	92,732	13,116,941
Procter & Gamble Co. (The)	162,144	21,959,162
Sundrug Co., Ltd. (Japan)	16,200	593,833
Sysco Corp.	13,700	1,078,738
Uber Technologies, Inc. †	60,926	3,321,076
Unilever PLC (United Kingdom)	25,118	1,401,511
Unilever PLC (United Kingdom)	13,656	763,589
WH Group, Ltd. (Hong Kong)	1,646,000	1,336,550
Woolworths Group, Ltd. (Australia)	53,000	1,649,586
Yum China Holdings, Inc. (China)	38,500	2,254,780
Yum! Brands, Inc.	7,500	811,350
Zalando SE (Germany) †	26,212	2,570,994
		156,361,629
Electronics (3.8%)
Advanced Micro Devices, Inc. †	29,007	2,277,050
Arrow Electronics, Inc. †	8,500	941,970
Brother Industries, Ltd. (Japan)	33,400	742,441
Garmin, Ltd.	15,400	2,030,490
Hoya Corp. (Japan)	44,000	5,182,357
MediaTek, Inc. (Taiwan)	103,000	3,539,978
MinebeaMitsumi, Inc. (Japan)	120,000	3,085,327
Nabtesco Corp. (Japan)	51,400	2,362,777
NVIDIA Corp.	54,127	28,900,029
NXP Semiconductors NV	12,969	2,611,178
Omron Corp. (Japan)	13,800	1,081,512
Otsuka Corp. (Japan)	19,500	912,986
Qualcomm, Inc.	173,207	22,965,516
Rockwell Automation, Inc.	18,300	4,857,552
Samsung Electronics Co., Ltd. (South Korea)	142,254	10,275,167
Samsung Electronics Co., Ltd. (Preference) (South Korea)	41,501	2,685,036
Sartorius AG (Preference) (Germany)	1,248	622,293
Shenzhen Inovance Technology Co., Ltd. Class A (China)	156,900	2,051,307
SK Hynix, Inc. (South Korea)	40,830	4,808,040
SMC Corp. (Japan)	1,300	758,489
TDK Corp. (Japan)	1,600	223,130
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	167,000	2,870,759
Texas Instruments, Inc.	15,419	2,914,037
Thales SA (France)	33,245	3,302,929
Vontier Corp. †	89,845	2,719,608
		114,721,958
Energy (2.2%)
APA Corp.	51,300	918,270
BP PLC (United Kingdom)	459,947	1,868,324
Cenovus Energy, Inc. (Canada)	239,118	1,796,192
Chevron Corp.	44,400	4,652,676
Cimarex Energy Co.	23,900	1,419,421
ConocoPhillips	97,566	5,168,071
Devon Energy Corp.	47,300	1,033,505

24 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.0%)* cont.	Shares	Value
Energy cont.
Enterprise Products Partners LP	106,718	$2,349,930
EOG Resources, Inc.	15,405	1,117,325
Equinor ASA (Norway)	129,521	2,533,437
Exxon Mobil Corp.	62,673	3,499,034
Halliburton Co.	347,223	7,451,406
MWO Holdings, LLC (Units) F	89	227
Oasis Petroleum, Inc.	4,059	241,064
OMV AG (Austria)	10,232	519,080
Orsted AS (Denmark)	17,702	2,859,055
Reliance Industries, Ltd. (India)	156,012	4,288,141
Reliance Industries, Ltd. 144A (India)	54,294	3,002,458
Royal Dutch Shell PLC Class B (United Kingdom)	223,471	4,112,827
Santos, Ltd. (Australia)	56,235	304,314
Schlumberger, Ltd.	172,000	4,676,680
Targa Resources Corp.	50,800	1,612,900
TOTAL SA (France)	65,767	3,067,645
Valero Energy Corp.	67,440	4,828,704
Williams Cos., Inc. (The)	40,300	954,707
Xinyi Solar Holdings, Ltd. (China)	996,000	1,669,518
		65,944,911
Entertainment (0.5%)
Lite-On Technology Corp. (Taiwan)	595,000	1,315,831
Live Nation Entertainment, Inc. †	44,130	3,735,605
Panasonic Corp. (Japan)	119,100	1,538,725
Sony Corp. (Japan)	73,400	7,727,659
		14,317,820
Financials (10.6%)
3i Group PLC (United Kingdom)	87,584	1,392,773
Aflac, Inc.	95,500	4,887,690
AGNC Investment Corp. R	159,200	2,668,192
AIA Group, Ltd. (Hong Kong)	731,600	8,900,281
Alliance Data Systems Corp.	28,200	3,160,938
Allianz SE (Germany)	14,731	3,749,548
Allstate Corp. (The)	23,600	2,711,640
Ally Financial, Inc.	104,300	4,715,403
American Financial Group, Inc.	6,600	753,060
American International Group, Inc.	65,721	3,036,967
Ameriprise Financial, Inc.	22,600	5,253,370
Apollo Global Management, Inc.	52,159	2,451,995
Assured Guaranty, Ltd.	95,847	4,052,411
AvalonBay Communities, Inc. R	9,100	1,679,041
Aviva PLC (United Kingdom)	430,985	2,425,343
AXA SA (France)	224,939	6,036,742
B3 SA — Brasil Bolsa Balcao (Brazil)	279,900	2,716,129
Banco Bilbao Vizcaya Argenta (Spain)	427,707	2,219,958
Bank Leumi Le-Israel BM (Israel) †	189,727	1,248,540
Bank of America Corp.	324,201	12,543,337
Bank of Ireland Group PLC (Ireland) †	292,558	1,451,240
BNP Paribas SA (France) †	48,966	2,979,076

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (71.0%)* cont.	Shares	Value
Financials cont.
BOC Hong Kong Holdings, Ltd. (Hong Kong)	316,000	$1,102,013
Boston Properties, Inc. R	44,623	4,518,525
CaixaBank SA (Spain)	946,033	2,927,741
Capital One Financial Corp.	28,128	3,578,725
CBRE Group, Inc. Class A †	41,500	3,283,065
Charles Schwab Corp. (The)	45,732	2,980,812
Citigroup, Inc.	368,887	26,836,529
CK Asset Holdings, Ltd. (Hong Kong)	330,000	2,005,928
Credit Agricole SA (France) †	128,783	1,864,389
DBS Group Holdings, Ltd. (Singapore)	135,900	2,931,626
Deutsche Boerse AG (Germany)	25,707	4,271,773
Direct Line Insurance Group PLC (United Kingdom)	238,510	1,030,161
Discover Financial Services	19,800	1,880,802
DNB ASA (Norway)	75,142	1,598,925
Duke Realty Corp. R	23,400	981,162
Equitable Holdings, Inc.	46,700	1,523,354
Equity Lifestyle Properties, Inc. R	14,100	897,324
Fidelity National Financial, Inc.	21,600	878,256
Gaming and Leisure Properties, Inc. R	139,718	5,928,235
Gjensidige Forsikring ASA (Norway)	22,841	535,698
Goldman Sachs Group, Inc. (The)	46,865	15,324,855
Goodman Group (Australia) R	166,472	2,293,329
Hana Financial Group, Inc. (South Korea)	67,346	2,540,908
Hargreaves Lansdown PLC (United Kingdom)	18,968	403,091
HDFC Bank, Ltd. (India) †	200,577	4,081,931
Henderson Land Development Co., Ltd. (Hong Kong)	159,700	717,930
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	24,400	1,442,894
Interactive Brokers Group, Inc. Class A	15,782	1,152,717
Invitation Homes, Inc. R	28,400	908,516
Israel Discount Bank, Ltd. Class A (Israel)	180,153	748,504
Japan Exchange Group, Inc. (Japan)	109,000	2,562,095
Jefferies Financial Group, Inc.	65,200	1,962,520
Jones Lang LaSalle, Inc. †	6,200	1,110,048
JPMorgan Chase & Co.	244,661	37,244,744
KeyCorp	87,995	1,758,140
Lamar Advertising Co. Class A R	15,000	1,408,800
Lincoln National Corp.	13,200	821,964
London Stock Exchange Group PLC (United Kingdom)	24,329	2,327,672
Medical Properties Trust, Inc. R	77,600	1,651,328
MetLife, Inc.	172,300	10,474,117
MGIC Investment Corp.	68,800	952,880
Morgan Stanley	100,500	7,804,830
Network International Holdings PLC (United Arab Emirates) †	313,996	1,790,369
Nomura Holdings, Inc. (Japan)	439,900	2,325,370
Partners Group Holding AG (Switzerland)	1,932	2,467,253
Persimmon PLC (United Kingdom)	17,311	701,629
PNC Financial Services Group, Inc. (The)	29,865	5,238,620
Principal Financial Group, Inc.	39,300	2,356,428
Prudential PLC (United Kingdom)	161,569	3,431,293

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.0%)* cont.	Shares	Value
Financials cont.
Radian Group, Inc.	143,761	$3,342,443
Sberbank of Russia PJSC ADR (Russia)	201,070	3,097,483
SBI Holdings, Inc. (Japan)	80,300	2,185,218
SEI Investments Co.	13,900	846,927
Simon Property Group, Inc. R	59,800	6,803,446
Skandinaviska Enskilda Banken AB (Sweden) †	114,938	1,400,953
SLM Corp.	111,300	2,000,061
State Street Corp.	31,733	2,665,889
Sumitomo Mitsui Financial Group, Inc. (Japan)	72,800	2,647,224
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	30,800	1,072,119
Sumitomo Realty & Development Co., Ltd. (Japan)	11,400	404,307
Sun Hung Kai Properties, Ltd. (Hong Kong)	70,000	1,061,837
Swedbank AB Class A (Sweden)	12,273	216,274
Swiss Life Holding AG (Switzerland)	1,177	578,569
Synchrony Financial	139,600	5,676,136
UBS Group AG (Switzerland)	134,790	2,087,131
United Overseas Bank, Ltd. (Singapore)	69,800	1,348,315
Unum Group	47,300	1,316,359
Visa, Inc. Class A	49,234	10,424,315
Zurich Insurance Group AG (Switzerland)	1,935	825,878
		320,594,376
Gaming and lottery (0.3%)
DraftKings, Inc. Class A † S	47,669	2,923,540
Evolution Gaming Group LB (Sweden)	11,193	1,648,169
Flutter Entertainment PLC (Ireland)	12,990	2,776,636
OPAP SA (Greece)	112,952	1,527,250
		8,875,595
Health care (7.5%)
10x Genomics, Inc. Class A †	7,200	1,303,200
Abbott Laboratories	70,200	8,412,768
AbbVie, Inc.	83,432	9,029,011
Abcam PLC (United Kingdom)	86,869	1,665,827
ABIOMED, Inc. †	9,400	2,996,062
Advanz Pharma Corp., Ltd. (Canada) †	646	10,982
Alexion Pharmaceuticals, Inc. †	3,000	458,730
Alkermes PLC †	37,900	707,972
AmerisourceBergen Corp.	24,800	2,928,136
Amgen, Inc.	18,772	4,670,661
Apollo Hospitals Enterprise, Ltd. (India)	69,895	2,779,362
AstraZeneca PLC ADR (United Kingdom) S	68,330	3,397,368
Baxter International, Inc.	35,604	3,002,841
Biogen, Inc. †	19,500	5,455,125
Bristol-Myers Squibb Co.	248,600	15,694,118
Cardinal Health, Inc.	54,800	3,329,100
Chugai Pharmaceutical Co., Ltd. (Japan)	15,900	647,093
Cigna Corp.	25,649	6,200,389
DexCom, Inc. †	10,813	3,886,084
Edwards Lifesciences Corp. †	80,100	6,699,564
Eli Lilly and Co.	112,580	21,032,195

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (71.0%)* cont.	Shares	Value
Health care cont.
Exact Sciences Corp. †	5,565	$733,356
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	18,704	419,977
GlaxoSmithKline PLC (United Kingdom)	61,069	1,084,363
HCA Healthcare, Inc.	5,000	941,700
Hikma Pharmaceuticals PLC (United Kingdom)	31,765	996,688
Hologic, Inc. †	55,800	4,150,404
Humana, Inc.	13,400	5,617,950
IDEXX Laboratories, Inc. †	9,022	4,414,555
Jazz Pharmaceuticals PLC †	2,600	427,362
Johnson & Johnson	80,292	13,195,990
Kobayashi Pharmaceutical Co., Ltd. (Japan)	3,700	345,624
Laboratory Corp. of America Holdings †	11,900	3,034,857
Lonza Group AG (Switzerland)	11,016	6,158,657
M3, Inc. (Japan)	12,100	831,751
McKesson Corp.	26,900	5,246,576
Medtronic PLC	49,800	5,882,874
Merck & Co., Inc.	153,348	11,821,597
Merck KGaA (Germany)	16,207	2,771,067
Neurocrine Biosciences, Inc. †	4,900	476,525
Novartis AG (Switzerland)	53,296	4,554,534
Novo Nordisk A/S Class B (Denmark)	49,574	3,358,598
Olympus Corp. (Japan)	18,200	377,548
Ono Pharmaceutical Co., Ltd. (Japan)	61,000	1,597,768
Pfizer, Inc.	43,514	1,576,512
QIAGEN NV (Netherlands) †	40,933	1,981,048
Regeneron Pharmaceuticals, Inc. †	8,385	3,967,279
Roche Holding AG (Switzerland)	14,020	4,530,931
Sartorius Stedim Biotech (France)	3,100	1,276,742
Seagen, Inc. †	3,996	554,885
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	29,400	1,796,839
Shionogi & Co., Ltd. (Japan)	26,000	1,402,449
Sonic Healthcare, Ltd. (Australia)	48,487	1,296,659
Sonova Holding AG (Switzerland)	3,095	819,963
Thermo Fisher Scientific, Inc.	4,500	2,053,710
UnitedHealth Group, Inc.	25,035	9,314,772
Universal Vision Biotechnology Co., Ltd. (Taiwan)	130,000	1,480,522
Vertex Pharmaceuticals, Inc. †	14,200	3,051,438
Viatris, Inc. †	5,399	75,424
WuXi AppTec Co., Ltd. Class H (China)	100,260	1,982,932
Zimmer Biomet Holdings, Inc.	29,400	4,706,352
		224,615,366
Homebuilding (0.3%)
Berkeley Group Holdings PLC (The) (United Kingdom)	11,474	702,163
Daito Trust Construction Co., Ltd. (Japan)	6,400	744,545
Daiwa House Industry Co., Ltd. (Japan)	49,400	1,451,581
Lennar Corp. Class A	11,000	1,113,530
PulteGroup, Inc.	96,654	5,068,536
Taylor Wimpey PLC (United Kingdom) †	344,942	858,106
		9,938,461

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.0%)* cont.	Shares	Value
Household furniture and appliances (0.1%)
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	2	$2
Tempur Sealy International, Inc.	50,600	1,849,936
		1,849,938
Leisure (0.2%)
Brunswick Corp.	21,800	2,079,066
Polaris, Inc.	22,200	2,963,700
Yamaha Motor Co., Ltd. (Japan)	93,000	2,298,196
		7,340,962
Lodging/Tourism (0.5%)
Galaxy Entertainment Group, Ltd. (Hong Kong)	69,000	624,059
Hilton Worldwide Holdings, Inc. †	68,315	8,260,650
Marriott International, Inc./MD Class A †	33,800	5,006,118
Sands China, Ltd. (Hong Kong) †	389,200	1,951,756
		15,842,583
Media (0.2%)
Bollore SA (France)	45,916	221,737
Walt Disney Co. (The) †	26,698	4,926,315
		5,148,052
Miscellaneous (0.1%)
Centre Testing International Group Co., Ltd. Class A (China)	470,969	2,051,133
		2,051,133
Publishing (0.1%)
S&P Global, Inc.	12,704	4,482,860
		4,482,860
Retail (5.1%)
adidas AG (Germany) †	9,151	2,856,693
Amazon.com, Inc. †	21,165	65,486,203
Best Buy Co., Inc.	55,900	6,417,879
BJ’s Wholesale Club Holdings, Inc. † S	101,702	4,562,352
Home Depot, Inc. (The)	28,083	8,572,336
Industria de Diseno Textil SA (Inditex) (Spain)	74,435	2,452,847
Kingfisher PLC (United Kingdom) †	525,520	2,306,024
Li Ning Co., Ltd. (China)	480,000	3,135,850
Lowe’s Cos., Inc.	26,100	4,963,698
lululemon athletica, Inc. (Canada) †	12,995	3,985,696
Moncler SpA (Italy) †	40,866	2,342,024
Nike, Inc. Class B	50,049	6,651,012
Nitori Holdings Co., Ltd. (Japan)	9,200	1,785,451
O’Reilly Automotive, Inc. †	8,013	4,064,594
Poya International Co., Ltd. (Taiwan)	69,820	1,463,330
Ryohin Keikaku Co., Ltd. (Japan)	20,500	485,866
Target Corp.	56,344	11,160,056
TJX Cos., Inc. (The)	56,405	3,731,191
Wal-Mart de Mexico SAB de CV (Mexico)	834,475	2,635,356
Walmart, Inc.	94,271	12,804,830
Wesfarmers, Ltd. (Australia)	65,518	2,627,780
		154,491,068

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (71.0%)* cont.	Shares	Value
Semiconductor (1.3%)
Applied Materials, Inc.	74,276	$9,923,274
ASML Holding NV (Netherlands)	1,823	1,105,259
Lasertec Corp. (Japan)	5,100	678,770
Novatek Microelectronics Corp. (Taiwan)	194,000	3,952,978
Renesas Electronics Corp. (Japan) †	228,000	2,504,572
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	760,350	15,810,274
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	21,697	2,566,321
Tokyo Electron, Ltd. (Japan)	5,300	2,269,187
		38,810,635
Software (5.1%)
Activision Blizzard, Inc.	117,128	10,892,904
Adobe, Inc. †	49,875	23,709,079
Amdocs, Ltd.	23,900	1,676,585
Autodesk, Inc. †	33,000	9,145,950
Cadence Design Systems, Inc. †	42,300	5,794,677
Intuit, Inc.	39,200	15,015,952
Microsoft Corp.	306,574	72,280,952
Nexon Co., Ltd. (Japan)	31,200	1,014,490
Oracle Corp.	13,700	961,329
Sea, Ltd. ADR (Thailand) †	20,764	4,635,147
Take-Two Interactive Software, Inc. †	4,400	777,480
Tata Consultancy Services, Ltd. (India)	66,114	2,877,650
Totvs SA (Brazil)	442,008	2,271,822
Veeva Systems, Inc. Class A †	15,200	3,970,848
		155,024,865
Technology services (6.1%)
Accenture PLC Class A	54,700	15,110,875
Alibaba Group Holding, Ltd. (China) †	477,380	13,508,922
Alphabet, Inc. Class A †	21,336	44,005,927
Alphabet, Inc. Class C †	8,565	17,717,816
Baidu, Inc. ADR (China) †	9,925	2,159,184
Capgemini SE (France)	11,063	1,882,466
Cognizant Technology Solutions Corp. Class A	53,800	4,202,856
DocuSign, Inc. †	17,664	3,576,077
DXC Technology Co.	48,800	1,525,488
eBay, Inc.	154,100	9,437,084
Facebook, Inc. Class A †	58,699	17,288,616
Fidelity National Information Services, Inc.	47,611	6,694,583
GMO internet, Inc. (Japan)	21,900	634,691
GoDaddy, Inc. Class A †	58,400	4,533,008
IBM Corp.	6,700	892,842
Itochu Techno-Solutions Corp. (Japan)	10,300	333,406
Kakaku.com, Inc. (Japan)	15,600	427,296
Leidos Holdings, Inc.	26,900	2,589,932
NAVER Corp. (South Korea)	8,224	2,750,721
Nomura Research Institute, Ltd. (Japan)	58,100	1,805,910
Palo Alto Networks, Inc. †	2,700	869,562
Pinterest, Inc. Class A †	134,900	9,986,647
Prosus NV (China)	18,789	2,088,810

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.0%)* cont.	Shares	Value
Technology services cont.
Roku, Inc. †	6,300	$2,052,351
Tencent Holdings, Ltd. (China)	184,411	14,538,405
Yandex NV Class A (Russia) † S	42,616	2,729,981
		183,343,456
Textiles (0.1%)
Hermes International (France)	2,402	2,659,083
		2,659,083
Tire and rubber (0.1%)
Compagnie Generale des Etablissements Michelin SCA (France)	17,140	2,565,775
		2,565,775
Toys (0.1%)
Nintendo Co., Ltd. (Japan)	5,100	2,854,710
		2,854,710
Transportation (1.5%)
A. P. Moeller-Maersck A/S Class B (Denmark)	1,385	3,217,274
Aena SME SA (Spain) †	5,916	959,483
Aurizon Holdings, Ltd. (Australia)	461,814	1,372,291
Copa Holdings SA Class A (Panama) †	17,495	1,413,421
CSX Corp.	9,500	915,990
Deutsche Post AG (Germany)	55,085	3,018,027
FedEx Corp.	3,500	994,140
Nippon Express Co., Ltd. (Japan)	6,400	478,411
Norfolk Southern Corp.	3,600	966,672
Old Dominion Freight Line, Inc.	23,900	5,745,799
Ryder System, Inc.	14,600	1,104,490
Southwest Airlines Co. †	122,624	7,487,421
Union Pacific Corp.	63,816	14,065,678
United Parcel Service, Inc. Class B	9,900	1,682,901
Yamato Holdings Co., Ltd. (Japan)	28,500	782,373
		44,204,371
Utilities and power (1.9%)
AES Corp. (The)	17,300	463,813
AGL Energy, Ltd. (Australia)	100,689	740,032
Ameren Corp.	29,780	2,422,901
American Electric Power Co., Inc.	103,663	8,780,256
CLP Holdings, Ltd. (Hong Kong)	74,000	718,944
E.ON SE (Germany)	45,090	524,752
Electricite De France SA (France) †	97,126	1,303,012
Enel SpA (Italy)	197,220	1,964,260
Energias de Portugal (EDP) SA (Portugal)	439,492	2,509,960
Eni SpA (Italy)	89,119	1,096,726
Entergy Corp.	19,300	1,919,771
Exelon Corp.	234,486	10,256,418
Kinder Morgan, Inc.	173,400	2,887,110
NRG Energy, Inc.	226,777	8,556,296
Public Service Enterprise Group, Inc.	47,500	2,859,975
Southern Co. (The)	114,200	7,098,672
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	12,466

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (71.0%)* cont.	Shares	Value
Utilities and power cont.
Tokyo Gas Co., Ltd. (Japan)	35,800	$795,689
Vistra Corp.	77,100	1,363,128
		56,274,181
Total common stocks (cost $1,479,947,604)		$2,138,895,009

	Principal
CORPORATE BONDS AND NOTES (9.0%)*	amount	Value
Basic materials (0.6%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$255,000	$275,400
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	285,000	386,531
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	80,000	82,200
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	190,000	194,275
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes
6.625%, 1/31/29	235,000	256,075
Boise Cascade Co. 144A company guaranty sr. unsec. notes
4.875%, 7/1/30	175,000	183,313
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	168,000	180,180
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	305,000	305,000
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	260,000	296,400
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	931,000	1,047,657
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes
5.125%, 2/15/29	230,000	219,869
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	350,000	374,500
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	100,000	103,375
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	250,000	257,500
Core & Main LP 144A sr. unsec. notes 6.125%, 8/15/25	50,000	51,317
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	160,000	168,168
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	328,000	353,820
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	465,000	480,113
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	395,000	408,825
FMG Resources August 2006 Pty, Ltd. 144A company guaranty sr.
unsec. bonds 4.375%, 4/1/31 (Australia)	230,000	234,313
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds
4.625%, 8/1/30 (Indonesia)	115,000	125,146
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
4.375%, 8/1/28 (Indonesia)	260,000	275,795
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	138,074
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	495,000	509,207
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	305,000	309,933

32 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
2.50%, 9/1/30	$784,000	$753,364
GrafTech Finance, Inc. 144A company guaranty sr. notes
4.625%, 12/15/28	60,000	60,338
Graphic Packaging International, LLC 144A company guaranty sr.
unsec. notes 3.50%, 3/1/29	150,000	145,875
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	290,000	305,588
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
4.50%, 4/1/26 (Canada)	95,000	98,206
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/1/29 (Canada)	60,000	64,050
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	550,000	608,591
Ingevity Corp. 144A company guaranty sr. unsec. notes
3.875%, 11/1/28	190,000	183,825
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%,
1/15/26 (Canada) ‡‡	180,000	183,600
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging Ltd
Co-Issuer, LL 144A sr. notes 6.00%, 9/15/28 (Canada)	225,000	232,313
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	301,000	340,988
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes
4.25%, 12/15/25	245,000	245,919
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	305,000	296,613
Mauser Packaging Solutions Holding Co. 144A sr. notes
8.50%, 4/15/24	75,000	77,813
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	65,000	66,013
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	230,000	235,750
Mercer International, Inc. 144A sr. unsec. notes 5.125%,
2/1/29 (Canada)	135,000	139,860
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	435,000	455,358
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	485,000	499,604
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	70,000	86,342
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	330,000	363,664
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	93,000	96,172
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	249,000	280,043
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds
3.468%, 12/1/50	105,000	102,589
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds 2.30%, 11/1/30	186,000	180,542
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	157,889
Rayonier AM Products, Inc. 144A company guaranty sr. notes
7.625%, 1/15/26	30,000	31,875
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	278,189
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	7,000	7,157
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	265,000	281,231
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%,
2/15/26 (Canada)	215,000	218,870

Dynamic Asset Allocation Growth Fund 33

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Basic materials cont.
TMS International Holding Corp. 144A sr. unsec. notes
7.25%, 8/15/25	$265,000	$269,638
Trinseo Materials Operating SCA/Trinseo Materials Finance,
Inc. 144A company guaranty sr. unsec. notes 5.125%,
4/1/29 (Luxembourg)	230,000	237,188
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	295,000	307,723
Tronox, Inc. 144A company guaranty sr. notes 6.50%, 5/1/25	35,000	37,538
Tronox, Inc. 144A company guaranty sr. unsec. notes
4.625%, 3/15/29	175,000	175,219
U.S. Concrete, Inc. 144A company guaranty sr. unsec. notes
5.125%, 3/1/29	95,000	97,850
United States Steel Corp. sr. unsec. notes 6.875%, 3/1/29	190,000	194,750
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	355,000	369,420
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	215,000	235,963
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
4.875%, 6/15/27	165,000	170,808
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	305,000	419,362
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	160,000	222,278
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	199,000	279,275
		17,312,229
Capital goods (0.5%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec.
notes 4.875%, 8/15/26	200,000	205,250
Allison Transmission, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 1/30/31	120,000	116,250
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	355,000	377,294
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 6.875%, 7/1/28	260,000	272,579
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
unsub. notes 6.25%, 4/1/25	85,000	87,550
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	170,000	180,413
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	165,000	167,063
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	400,000	419,884
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal
Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	200,000	199,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	240,000	246,372
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	319,000	337,551
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	65,000	65,731
Berry Global, Inc. 144A company guaranty sr. unsub. notes
1.57%, 1/15/26	472,000	464,703
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	35,000	36,721
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	305,000	299,110

34 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Capital goods cont.
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	$100,000	$99,875
CANPACK SA/Eastern PA Land Investment Holding, LLC 144A
company guaranty sr. unsec. notes 3.125%, 11/1/25 (Poland)	200,000	203,250
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	160,000	171,152
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	95,547
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	160,000	168,800
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	165,000	198,619
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	240,096
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	100,000	102,639
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%,
9/1/28 (Canada)	165,000	159,844
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes
4.00%, 8/1/28 (Canada)	95,000	91,913
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	225,000	237,094
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	144,000	158,580
Granite US Holdings Corp. 144A company guaranty sr. unsec.
notes 11.00%, 10/1/27	220,000	248,050
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	171,019
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	295,000	320,813
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	300,228
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	382,000	444,886
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	55,000	51,511
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	225,000	248,996
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	266,000	301,679
MasTec, Inc. 144A company guaranty sr. unsec. notes
4.50%, 8/15/28	100,000	103,750
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	573,604
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	278,000	313,037
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	54,000	55,558
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	145,000	145,943
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 5/13/27	95,000	103,277
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	100,000	106,204
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	250,000	269,190
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	345,000	348,450
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40
(acquired 6/8/20, cost $80,025) ∆∆	65,000	77,806
Raytheon Technologies Corp. sr. unsec. notes 2.50%, 12/15/22
(acquired 6/8/20, cost $582,129) ∆∆	560,000	575,911
Raytheon Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	445,000	500,843
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	260,000	265,278

Dynamic Asset Allocation Growth Fund 35

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Capital goods cont.
Sensata Technologies BV 144A company guaranty sr. unsec. notes
4.00%, 4/15/29	$235,000	$239,113
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	564,425
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	335,000	358,749
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	130,000	133,900
Tenneco, Inc. 144A company guaranty sr. notes 7.875%, 1/15/29	25,000	28,111
Tenneco, Inc. 144A company guaranty sr. notes 5.125%, 4/15/29	180,000	177,471
Terex Corp. 144A company guaranty sr. unsec. notes
5.00%, 5/15/29	115,000	119,048
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	30,000	31,194
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	185,000	191,244
TransDigm, Inc. company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	305,000	315,294
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	860,000	911,515
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
4.625%, 1/15/29	160,000	157,566
Vertical Holdco GmbH 144A company guaranty sr. unsec. notes
7.625%, 7/15/28 (Germany)	200,000	215,050
Vertical US Newco, Inc. 144A company guaranty sr. notes
5.25%, 7/15/27	325,000	340,234
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	265,000	285,531
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	445,000	455,569
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	235,000	262,965
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.125%, 6/15/25	120,000	131,220
		15,847,612
Communication services (1.0%)
Altice France Holding SA 144A company guaranty sr. sub. notes
10.50%, 5/15/27 (Luxembourg)	255,000	287,117
Altice France Holding SA 144A company guaranty sr. unsec. notes
6.00%, 2/15/28 (Luxembourg)	370,000	364,557
Altice France SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	260,000
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	200,000	204,500
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31	1,394,000	1,393,161
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	154,000	156,329
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	505,000	526,875
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	68,000	76,533
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	547,000	625,176
AT&T, Inc. 144A sr. unsec. bonds 3.55%, 9/15/55	1,733,000	1,582,532
AT&T, Inc. 144A sr. unsec. unsub. bonds 2.55%, 12/1/33	1,250,000	1,185,017
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	330,000	340,329
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	915,000	981,338

36 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	$160,000	$162,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	110,000	112,112
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	71,000	73,254
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 3.75%, 2/15/28	190,000	205,639
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	695,000	902,756
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	220,000	235,345
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	225,000	209,800
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	59,000	68,380
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	179,000	201,623
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	130,000	145,398
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	569,000	634,346
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	125,189
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	35,000	49,431
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	420,000	456,784
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	175,000	189,871
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	224,000	230,377
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	84,000	85,684
Cox Communications, Inc. 144A company guaranty sr. unsec.
bonds 2.95%, 10/1/50	397,000	350,191
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	217,112
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	272,113
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	347,439
Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	11,000	12,373
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	370,527
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	553,399
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	138,000	141,795
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	200,000	210,649
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	420,000	463,176

Dynamic Asset Allocation Growth Fund 37

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Communication services cont.
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	$195,000	$288,925
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	275,000	302,913
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	460,000	481,413
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	175,000	188,196
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	272,000	282,599
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	820,000	864,405
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22
(In default) †	420,000	287,175
Frontier Communications Corp. 144A company guaranty sr. notes
5.875%, 10/15/27	115,000	121,900
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	215,000	226,761
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Luxembourg)	12,000	12,420
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25
(Luxembourg) (In default) †	505,000	313,100
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	570,000	586,627
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.25%, 7/1/28	165,000	166,866
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 3.625%, 1/15/29	120,000	116,250
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	55,575
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	166,000	246,898
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	775,000	977,251
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	250,000	306,234
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	863,000	985,978
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	379,000	388,513
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	26,875	27,077
T-Mobile USA, Inc. company guaranty sr. unsec. bonds
2.875%, 2/15/31	160,000	154,640
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	60,375
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	15,000	15,902
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	76,314
T-Mobile USA, Inc. company guaranty sr. unsec. notes
2.625%, 2/15/29	115,000	111,670
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	255,000	272,506
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	30,000	30,694

38 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Communication services cont.
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	$381,000	$415,187
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	912,000	996,852
T-Mobile USA, Inc. 144A company guaranty sr. sub. bonds
2.25%, 11/15/31	600,000	569,655
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	270,008
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	815,000	930,099
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	804,000	790,195
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	401,000	399,931
Verizon Communications, Inc. sr. unsec. unsub. bonds
5.25%, 3/16/37	310,000	390,266
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	381,339
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	1,396,000	1,597,661
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	367,000	381,680
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	329,000	347,712
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27	45,000	44,280
Zayo Group Holdings, Inc. 144A sr. unsec. notes 6.125%, 3/1/28	105,000	107,987
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	156,188
		30,738,444
Consumer cyclicals (1.3%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	240,000	260,400
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	148,000	151,004
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	776,441
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	700,000	721,917
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	55,000	52,400
AMC Entertainment Holdings, Inc. 144A company guaranty sr.
notes 10.50%, 4/15/25	90,000	95,625
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	115,000	115,000
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%,
4/1/27 ‡‡	360,000	373,500
Beasley Mezzanine Holdings LLC 144A company guaranty sr. notes
8.625%, 2/1/26	220,000	221,100
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	321,000	357,050
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	100,000	101,122
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	710,000	710,163
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	110,000	114,529

Dynamic Asset Allocation Growth Fund 39

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Consumer cyclicals cont.
Boyd Gaming Corp. company guaranty sr. unsec. notes
4.75%, 12/1/27	$115,000	$117,211
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	80,000	82,478
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	105,000	116,760
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	105,000	109,594
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	100,000	114,625
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	330,000	345,675
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	240,000	244,500
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	70,000	69,577
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	45,000	49,275
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	160,000	161,048
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
unsec. sub. notes 7.75%, 4/15/28	175,000	173,483
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 9.25%, 2/15/24	71,000	73,861
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	360,000	339,300
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26	80,000	83,300
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	370,000	370,000
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	295,000	212,329
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	480,000	252,000
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	263,050
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	798,646
Entercom Media Corp. 144A company guaranty notes
6.75%, 3/31/29	230,000	239,068
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	195,000	201,581
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	310,000	375,446
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29	225,000	241,088
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	249,000
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	325,000	322,397
Full House Resorts, Inc. 144A company guaranty sr. notes
8.25%, 2/15/28	215,000	229,040
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25	90,000	100,800
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	160,000	182,749
Gartner, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 10/1/30	95,000	93,813
Gartner, Inc. 144A company guaranty sr. unsec. notes
4.50%, 7/1/28	45,000	46,406
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	184,000	232,870
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	60,000	68,720
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	691,000	753,521

40 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	$137,000	$150,548
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	55,000	59,724
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	287,000	291,625
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	505,000	540,451
Gray Television, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/15/30	120,000	118,950
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	115,000	124,919
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	238,000	263,435
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 5/15/25	95,000	100,522
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	155,000	164,440
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	195,000	203,531
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	410,000	420,314
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	337,000	372,581
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	200,207	212,470
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	453,499	484,677
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	110,000	126,638
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,143,000	1,280,160
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	60,000	66,150
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	950,000	1,092,562
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	105,000	109,069
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	355,000	362,100
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	115,000	118,916
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	125,000	126,563
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	95,000	100,938
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	120,000	141,600
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	250,000	284,375
L Brands, Inc. 144A company guaranty sr. notes 6.875%, 7/1/25	60,000	66,672
L Brands, Inc. 144A company guaranty sr. unsec. notes
9.375%, 7/1/25	45,000	56,025
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds
6.625%, 10/1/30	110,000	124,644
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes
6.25%, 1/15/29	70,000	72,100

Dynamic Asset Allocation Growth Fund 41

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Consumer cyclicals cont.
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/29/27	$379,000	$435,137
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	115,000	110,975
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	210,000	216,170
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.50%, 4/15/29	335,000	335,037
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	230,000	237,332
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	95,000	96,682
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	145,000	150,597
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	133,052
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	90,000	95,513
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	320,000	334,800
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	245,000	243,354
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	155,000	170,162
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	175,000	177,065
Mattel, Inc. 144A company guaranty sr. unsec. notes
3.375%, 4/1/26	45,000	46,460
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	398,000	406,458
Meredith Corp. 144A company guaranty sr. unsec. notes
6.50%, 7/1/25	115,000	123,338
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	190,000	152,894
MPH Acquisition Holdings, LLC 144A company guaranty sr. unsec.
notes 5.75%, 11/1/28	120,000	117,672
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	265,000	274,945
NESCO Holdings II, Inc. 144A company guaranty notes
5.50%, 4/15/29 ##	175,000	179,463
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	115,000	116,212
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	220,000	231,272
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	345,000	352,763
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. notes 5.625%, 10/1/28	165,000	173,456
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	147,000	147,030
NMG Holding Co Inc/Neiman Marcus Group, LLC 144A sr. notes
7.125%, 4/1/26	105,000	107,100
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25	195,000	220,671
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	390,000	427,191
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes 6.25%, 6/15/25	165,000	174,488
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	70,000	67,375

42 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Consumer cyclicals cont.
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	$265,000	$274,938
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	350,000	373,625
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
company guaranty sr. notes 3.375%, 8/31/27	120,000	116,400
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	225,000	234,223
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	320,000	450,000
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	154,000	179,683
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	82,000	86,613
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 5.75%, 1/15/29	205,000	202,181
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec.
notes 9.125%, 6/15/23	45,000	49,587
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	20,000	20,472
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	87,000	79,591
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	285,000	339,863
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	365,000	396,025
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	110,000	117,547
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	335,000	345,368
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	130,000	127,725
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	145,000	144,319
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A
company guaranty sr. unsec. notes 4.625%, 11/1/26	245,000	254,800
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	230,000	224,250
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	120,000	115,500
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	100,000	108,125
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,275,000	1,332,375
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	155,000	160,813
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes
7.00%, 7/1/25	235,000	254,322
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	115,000	121,325
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
3.875%, 3/15/31	220,000	215,050
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	195,000	184,763
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	825,000	860,063
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,732
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	225,000	223,875
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	215,000	209,625
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds
5.125%, 8/1/30	45,000	47,813

Dynamic Asset Allocation Growth Fund 43

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Consumer cyclicals cont.
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	$110,000	$121,171
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes
8.875%, 12/15/27	340,000	365,857
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	395,000	420,675
TRI Pointe Group, Inc. sr. unsec. notes 5.70%, 6/15/28	120,000	132,625
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	145,000	160,225
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	80,000	80,730
Univision Communications, Inc. 144A company guaranty sr. notes
9.50%, 5/1/25	130,000	142,350
Univision Communications, Inc. 144A company guaranty sr. notes
6.625%, 6/1/27	235,000	250,962
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	150,000	151,500
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	180,000	186,359
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	150,000	153,000
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	115,000	128,033
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	121,000	127,033
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	57,000	62,767
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	2,000	2,242
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	294,000	477,018
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec. notes
4.875%, 9/15/28	45,000	46,125
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	310,000	323,950
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	180,000	191,104
WMG Acquisition Corp. 144A company guaranty sr. bonds
3.00%, 2/15/31	150,000	142,545
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	165,000	167,269
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
notes 6.375%, 5/15/25	145,000	154,425
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	290,000	303,485
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	290,000	296,815
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. notes 7.75%, 4/15/25	70,000	75,886
		37,590,567
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%,
10/15/30 (Canada)	160,000	154,400
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	160,000	160,755
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	200,000	201,000

44 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Consumer staples cont.
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	$65,000	$66,820
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	605,000	627,049
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertsons, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	205,000	226,446
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	491,000	539,628
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	197,000	253,235
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	235,000	274,451
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	285,000	292,125
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	133,250
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	755,000	787,088
Avient Corp. 144A sr. unsec. notes 5.75%, 5/15/25	70,000	74,375
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	180,000	181,404
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes
3.25%, 2/15/29	35,000	34,563
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	7,548	8,558
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	387,000	443,552
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	256,000	368,404
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	226,000	292,041
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	385,000	396,069
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	195,000	205,725
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	405,000	409,050
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	120,000	129,174
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes
2.25%, 3/15/31	695,000	682,202
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	378,000	436,398
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	200,000	206,116
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	145,000	152,250
Kraft Heinz Foods Co. company guaranty sr. unsec. notes
5.00%, 7/15/35	310,000	356,689
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds
4.375%, 6/1/46	60,000	62,556
Kraft Heinz Foods Co. company guaranty sr. unsec. notes
3.00%, 6/1/26	574,000	605,194
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes
3.875%, 5/15/27	107,000	117,043

Dynamic Asset Allocation Growth Fund 45

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 5/15/28	$165,000	$177,245
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	566,000	585,810
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	62,263
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	50,000	50,141
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	238,000	249,305
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28	435,000	444,465
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	485,000	496,923
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. unsub. notes 2.00%, 10/28/21 (Netherlands)	200,000	201,620
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes
0.375%, 1/15/24	1,135,000	1,130,160
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	115,000	142,600
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	210,000	238,751
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	385,000	465,684
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	150,000	167,588
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	440,000	520,322
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	70,000	80,608
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	135,000	149,006
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	215,000	237,760
Prestige Brands, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 4/1/31	90,000	85,725
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	193,000	202,650
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes
7.50%, 7/1/25	135,000	140,231
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes
7.00%, 7/15/25	210,000	227,115
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes
5.50%, 4/15/29	245,000	250,740
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	115,000	110,571
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	121,590
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	45,000	49,275
		15,465,758
Energy (0.8%)
Antero Midstream Partners LP/Antero Midstream Finance Corp.
144A company guaranty sr. unsec. notes 7.875%, 5/15/26	100,000	107,552
Antero Resources Corp. 144A company guaranty sr. unsec. notes
8.375%, 7/15/26	145,000	159,863
Antero Resources Corp. 144A company guaranty sr. unsec. notes
7.625%, 2/1/29	230,000	244,950
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	125,000	122,188
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	70,000	71,750
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	145,000	144,565
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	214,000	224,700
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	90,000	84,600

46 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Energy cont.
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	$270,000	$290,513
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	24,000	26,685
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	400,000	431,779
Callon Petroleum Co. company guaranty sr. unsec. unsub. notes
6.25%, 4/15/23	410,000	364,900
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	85,000	86,222
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	195,000	244,238
Centennial Resource Production, LLC 144A company guaranty
notes 8.00%, 6/1/25	120,000	122,400
Centennial Resource Production, LLC 144A company guaranty sr.
unsec. notes 6.875%, 4/1/27	170,000	151,300
Centennial Resource Production, LLC 144A company guaranty sr.
unsec. notes 5.375%, 1/15/26	180,000	158,400
ChampionX corp. company guaranty sr. unsec. notes
6.375%, 5/1/26	265,000	277,588
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	360,000	411,502
Cheniere Energy Partners LP 144A company guaranty sr. unsec.
bonds 4.00%, 3/1/31	180,000	183,150
Chesapeake Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.875%, 2/1/29	10,000	10,600
Chesapeake Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.50%, 2/1/26	30,000	31,163
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	400,000	400,497
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	100,000	108,750
Comstock Resources, Inc. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	135,000	146,475
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	55,000	57,063
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	210,125
ConocoPhillips 144A company guaranty sr. unsec. notes
3.75%, 10/1/27	145,000	160,239
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	60,000	59,850
Continental Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/28	265,000	279,853
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	310,000	321,067
Continental Resources, Inc. 144A company guaranty sr. unsec.
bonds 5.75%, 1/15/31	250,000	282,465
DCP Midstream Operating LP company guaranty sr. unsec. notes
5.625%, 7/15/27	115,000	124,488
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	305,000	339,313
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	228,863
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	162,600
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	95,000	109,361

Dynamic Asset Allocation Growth Fund 47

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Energy cont.
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	$170,000	$178,223
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp. 144A sr.
unsec. notes 7.75%, 12/15/25	265,000	282,946
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	390,000	411,965
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 6.625%, 7/15/25	235,000	251,154
Energy Transfer Operating LP company guaranty sr. unsec. bonds
3.75%, 5/15/30	625,000	643,923
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	345,000	384,781
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	153,000	159,156
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,345,000	1,190,325
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	176,982
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes
5.625%, 1/15/28	265,000	256,250
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	430,791
EQT Corp. sr. unsec. notes 8.50%, 2/1/30	130,000	165,789
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	26,750
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	110,000	138,259
Global Partners LP/GLP Finance Corp. company guaranty sr.
unsec. notes 6.875%, 1/15/29	35,000	37,564
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 5.125%, 6/15/28	210,000	212,310
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	440,000	454,707
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. bonds
6.00%, 2/1/31	55,000	55,825
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes
5.75%, 2/1/29	55,000	55,481
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	295,000	298,776
Indigo Natural Resources, LLC 144A sr. unsec. notes 5.375%, 2/1/29	400,000	394,084
MEG Energy Corp. 144A company guaranty sr. unsec. notes
5.875%, 2/1/29 (Canada)	30,000	30,075
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	208,000	214,854
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	115,000	85,353
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
9.00%, 2/1/25	73,000	74,825
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	35,000	38,456
Northriver Midstream Finance LP 144A sr. notes 5.625%,
2/15/26 (Canada)	130,000	133,900
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	174,189
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	60,000	66,252
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	295,000	303,113

48 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Energy cont.
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	$390,000	$430,609
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	75,000	90,180
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds
7.375%, 11/1/31	205,000	260,451
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds
6.625%, 8/15/37	70,000	84,631
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes
8.125%, 9/15/30	70,000	90,745
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	423,582
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,324,000	1,463,020
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	86,000	94,815
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.60%, 1/3/31 (Brazil)	314,000	330,893
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	44,000	48,620
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	515,000	21,888
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB
7.69%, 1/23/50 (Mexico)	153,000	142,673
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.84%, 1/23/30 (Mexico)	1,040,000	1,055,496
Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	65,000	60,125
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	330,000	319,275
Rattler Midstream LP 144A company guaranty sr. unsec. notes
5.625%, 7/15/25	165,000	172,280
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	77,400
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	228,000	250,007
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	174,881
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	122,000	138,801
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	565,000	602,421
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	219,000	219,342
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	90,000	83,250
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	140,000	131,250
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	190,000	175,560
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	128,000	125,440
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	100,000	112,500
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	204,188
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7.50%, 10/1/25	60,000	64,200
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 12/31/30	205,000	202,643
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	265,000	257,050

Dynamic Asset Allocation Growth Fund 49

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	$70,000	$77,119
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	115,000	124,968
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	70,000	73,500
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	130,000	135,363
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	352,000	353,842
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	660,000	689,330
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	108,750	102,225
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	175,000	161,754
Transocean, Inc. 144A company guaranty sr. unsec. notes
11.50%, 1/30/27	145,000	124,369
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	225,000	230,766
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	118,450
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	70,000	72,800
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	125,000	130,900
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	58,000	62,454
WPX Energy, Inc. sr. unsec. sub. notes 5.875%, 6/15/28	114,000	125,651
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	130,000	138,518
		24,898,900
Financials (2.2%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	210,000	219,713
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	738,000	809,103
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	585,000	586,477
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	290,000	311,219
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	337,000	469,007
American Express Co. sr. unsec. notes 2.65%, 12/2/22	600,000	622,343
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	40,000	55,388
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	791,261
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	417,000	439,290
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB
2.57%, 11/25/35 (Australia)	200,000	187,460
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	233,310
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	222,197
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	226,794

50 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	$465,000	$516,150
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	35,000	39,200
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	190,000	188,118
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	686,000	688,555
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	1,055,000	1,133,655
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,346,862
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	748,000	748,476
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	56,000	61,479
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	5,000	5,134
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	685,000	700,284
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
bonds 2.85%, 10/15/50	375,000	344,469
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	104,225
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	215,000	215,550
Blackstone Holdings Finance Co., LLC 144A company guaranty sr.
unsec. unsub. bonds 1.60%, 3/30/31	120,000	109,966
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	410,000	385,324
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	527,000	578,582
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	205,106
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	367,000	391,478
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	57,000	61,845
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	762,000	858,203
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	87,000	91,568
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, 2/18/51	520,000	517,400
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,422,000	1,554,486
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	323,000	354,858
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	540,000	557,566
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	426,000	432,770
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	285,157
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	284,000	319,828
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	180,548
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	241,867
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	205,000	232,051
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	580,000	633,445
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%,
3/11/31 (Australia)	200,000	193,744
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	630,000	643,222
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	490,000	523,095
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	285,000	305,435

Dynamic Asset Allocation Growth Fund 51

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Financials cont.
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%,
6/5/26 (Switzerland)	$585,000	$594,997
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr.
unsec. unsub. notes 3.45%, 4/16/21 (United Kingdom)	250,000	250,232
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	730,000	744,999
Deutsche Bank AG sr. unsec. unsub. notes 1.686%,
3/19/26 (Germany)	835,000	832,841
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	485,000	472,003
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	408,000	461,254
Digital Realty Trust LP company guaranty sr. unsec. notes
4.75%, 10/1/25 R	575,000	653,380
Diversified Healthcare Trust company guaranty sr. unsec. notes
9.75%, 6/15/25 R	470,000	527,465
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,340,000	1,381,746
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	141,250
Empire Communities Corp. 144A sr. unsec. notes 7.00%,
12/15/25 (Canada)	90,000	95,063
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	200,000	204,000
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	676,000	751,228
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	424,135
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	156,000	157,992
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	252,105
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	203,044
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	195,000	202,069
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	218,611
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	230,000	238,338
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	751,000	839,485
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
5.75%, 1/24/22	375,000	391,319
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,285,000	1,410,580
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	114,000	115,288
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	171,378
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes
5.00%, 2/1/26	115,000	113,850
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	290,000	301,139
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	345,000	366,886
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	155,000	158,100
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	210,000	219,975
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27	135,000	139,388

52 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.375%, 2/1/29	$115,000	$112,379
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	520,000	478,691
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	260,000	237,724
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	155,768
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	190,000	193,325
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	315,000	327,728
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	240,000	241,656
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	123,000	132,410
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	853,000	862,895
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 1.194%, 5/15/47	116,000	99,180
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,632,852
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,467,869
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	165,000	167,814
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,415,000	1,497,482
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	160,000	194,525
Ladder Capital Finance Holdings, LLLP/Ladder Capital
Finance Corp. 144A company guaranty sr. unsec. unsub. notes
5.25%, 10/1/25 R	170,000	170,000
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	220,000	216,700
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	215,000	240,551
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	175,000	222,766
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	212,000	242,920
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	600,000	615,141
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	550,000	564,858
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	162,116
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	330,000	333,361
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	255,000	281,357
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	555,920
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	1,365,000	1,496,987
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 5.50%, 7/28/21	385,000	391,327
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN,
3.125%, 1/23/23	1,870,000	1,957,914
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.875%,
4/12/23 (Australia)	250,000	262,792
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	110,000	114,125
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.50%, 8/15/28	190,000	190,770
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.125%, 12/15/30	70,000	68,790
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29
(United Kingdom)	215,000	244,254

Dynamic Asset Allocation Growth Fund 53

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	$155,000	$159,198
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,630,000	1,653,184
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	365,000	366,072
OneMain Finance Corp. company guaranty sr. unsec. notes
4.00%, 9/15/30	120,000	116,700
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 5.375%, 10/15/25	225,000	233,224
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 4.25%, 2/15/29	60,000	57,375
PHH Mortgage Corp. 144A company guaranty sr. notes
7.875%, 3/15/26	360,000	369,000
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	690,000	697,608
PNC Financial Services Group, Inc. (The) sr. unsec. notes
3.30%, 3/8/22	169,000	173,321
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	113,000	111,651
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	47,000	47,958
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	295,000	294,280
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	96,000	102,120
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	284,000	302,460
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	26,000	26,707
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	325,068
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	280,000	308,871
Service Properties Trust company guaranty sr. unsec. unsub.
notes 7.50%, 9/15/25 R	80,000	90,882
Societe Generale SA 144A jr. unsec. sub. notes 5.375%,
11/18/50 (France)	431,000	444,005
Springleaf Finance Corp. company guaranty sr. unsec. notes
8.875%, 6/1/25	60,000	66,468
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	110,000	126,869
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	120,000	135,997
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	170,000	193,362
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	240,000	255,300
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	265,000	275,144
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%,
9/12/23 (Japan)	1,000,000	1,002,525
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	255,000	291,610
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)	1,300,000	1,333,530
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	475,000	520,340

54 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Financials cont.
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	$250,000	$261,883
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99	305,000	319,814
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	710,000	722,274
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN,
2.95%, 7/15/22	284,000	293,173
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22
(United Kingdom)	480,000	486,629
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	1,245,000	1,284,316
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	308,000	344,989
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	970,000	970,751
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	233,043
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	245,000	249,288
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	330,000	360,525
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, 1/26/51	200,000	201,980
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	245,000	246,695
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	84,000	94,178
Westpac Banking Corp. unsec. sub. bonds 2.963%,
11/16/40 (Australia)	388,000	360,037
		66,602,754
Health care (0.8%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	1,639,000	1,742,327
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25 (acquired 5/12/20,
cost $289,870) ∆∆	270,000	295,276
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	265,000	249,100
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	230,000	278,086
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	347,000	364,510
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	265,000	294,150
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	215,000	239,994
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	105,000	113,983
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.25%, 2/15/29	165,000	175,106
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	340,000	348,568
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 2/15/29	90,000	88,875
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	243,000	248,589
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	195,000	199,767
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	500,000	473,960
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	485,991
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,265,000	1,328,123
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	660,000	686,642

Dynamic Asset Allocation Growth Fund 55

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Health care cont.
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	$501,000	$535,631
Bristol-Myers Squibb Co. sr. unsec. notes 2.25%, 8/15/21	250,000	251,853
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	235,000	219,296
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	185,000	201,995
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	110,000	109,817
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	505,000	544,138
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	170,000	179,333
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	150,000	156,855
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 4.00%, 3/15/31	115,000	116,581
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	105,000
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	115,000	124,350
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 6.00%, 1/15/29	25,000	26,438
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 5.625%, 3/15/27	90,000	94,050
CHS/Community Health Systems, Inc. 144A company guaranty sr.
unsec. sub. notes 6.875%, 4/1/28	165,000	150,186
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	197,000	205,865
CHS/Community Health Systems, Inc. 144A jr. notes
6.875%, 4/15/29	235,000	245,634
CHS/Community Health Systems, Inc. 144A sr. notes
6.625%, 2/15/25	225,000	237,517
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	243,000	259,727
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,097,000	1,294,947
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	44,000	46,694
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	136,308	149,126
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	155,000	156,100
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	255,000	289,106
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty notes 9.50%, 7/31/27 (Ireland)	106,000	115,143
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	163,000	132,030
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company
guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	95,000	95,950
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	115,000	119,025
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	224,000	248,082
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	134,000	165,738
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	240,000	270,600
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	110,000	111,270
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	158,000	157,210
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	19,000	20,361
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	432,941
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	122,000	129,846

56 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Health care cont.
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	$650,000	$746,243
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 7.375%, 6/1/25	51,000	54,830
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	115,000	115,575
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	331,986
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	550,000	643,816
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	343,424
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	222,000	233,933
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	150,000	146,407
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	145,000	147,429
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	60,000	63,352
Tenet Healthcare Corp. 144A company guaranty sr. notes
7.50%, 4/1/25	60,000	64,780
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	465,000	486,251
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	630,000	654,797
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	300,000	337,050
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	460,000	489,900
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	279,151
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	830,264
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.15%, 6/15/21	750,000	754,259
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	136,000	138,518
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	254,068
Viatris, Inc. 144A company guaranty sr. unsec. notes
2.30%, 6/22/27	347,000	348,921
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	335,000	372,304
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	303,000	291,703
		23,440,443
Technology (0.8%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	295,000	239,712
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	494,000	496,084
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	317,123
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	255,000	282,379
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	777,640
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	240,000	214,860
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	275,000	293,305
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	396,000	396,908
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	1,185,000	1,196,904
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	313,807
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	355,119
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	90,000	89,838
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	35,000	36,050
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	260,000	277,050

Dynamic Asset Allocation Growth Fund 57

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Technology cont.
Black Knight InfoServ, LLC 144A company guaranty sr. unsec.
notes 3.625%, 9/1/28	$185,000	$181,783
Boxer Parent Co., Inc. 144A company guaranty sr. notes
7.125%, 10/2/25	65,000	69,713
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	185,000	196,929
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	705,000	748,120
Broadcom, Inc. company guaranty sr. unsec. bonds
4.15%, 11/15/30	876,000	946,521
Broadcom, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 2/15/51	223,000	214,167
BY Crown Parent LLC/BY Bond Finance, Inc. 144A company
guaranty sr. notes 4.25%, 1/31/26	90,000	93,038
Cisco Systems, Inc./California sr. unsec. unsub. bonds
5.90%, 2/15/39	180,000	253,268
Cisco Systems, Inc./California sr. unsec. unsub. notes
2.50%, 9/20/26	300,000	320,706
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	110,877
CommScope, Inc. 144A company guaranty sr. unsec. notes
8.25%, 3/1/27	255,000	272,850
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes
3.00%, 2/15/29	115,000	112,436
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	330,000	390,505
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	75,000	77,203
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	140,000	212,515
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes
8.50%, 4/15/24	245,000	250,268
Diebold Nixdorf, Inc. 144A company guaranty sr. notes
9.375%, 7/15/25	110,000	122,513
Fidelity National Information Services, Inc. sr. unsec. bonds
2.25%, 3/1/31	115,000	112,638
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	180,000	194,027
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	510,000	574,361
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	363,210
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	398,093
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	165,000	176,963
Microchip Technology, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 9/1/25	240,000	250,706
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	799,000	779,102
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	60,000	54,641
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	930,000	982,790
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	204,000	207,360
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,650,000	1,656,006
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	305,000	307,864
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	767,000	781,958
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	735,000	758,438
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,251,000	1,289,557

58 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Technology cont.
Oracle Corp. sr. unsec. unsub. notes 1.90%, 9/15/21	$560,000	$563,282
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	570,000	572,414
Plantronics, Inc. 144A company guaranty sr. unsec. notes
4.75%, 3/1/29	305,000	299,663
Qorvo, Inc. 144A company guaranty sr. unsec. bonds
3.375%, 4/1/31	185,000	181,280
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	310,000	310,000
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	860,000	960,025
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	315,000	284,501
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	130,000	134,303
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	160,000	169,600
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A
company guaranty sr. notes 5.75%, 6/1/25	95,000	100,344
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	670,000	684,656
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
4.00%, 3/1/29	175,000	172,375
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	120,000	122,563
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	230,000	232,836
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	125,000	137,806
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A
company guaranty sr. unsec. notes 3.875%, 2/1/29	340,000	332,350
		24,005,903
Transportation (0.1%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.75%, 4/20/29	235,000	250,463
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.50%, 4/20/26	235,000	244,988
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	264,039
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr.
notes 4.75%, 10/20/28	350,000	380,406
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	36,000	37,043
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	113,000	122,095
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	210,000	226,581
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes
6.50%, 6/15/27	615,000	648,210
		2,173,825
Utilities and power (0.4%)
AES Corp. (The) 144A sr. unsec. bonds 2.45%, 1/15/31	605,000	577,986
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	75,000	79,565
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	510,000	573,168
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	105,000	101,993
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	59,308

Dynamic Asset Allocation Growth Fund 59

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Utilities and power cont.
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	$90,000	$90,225
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	98,000	100,925
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	660,000	665,544
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	45,000	43,866
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	24,357
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	37,085
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	130,000	143,691
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	350,000	369,939
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	473,784
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	80,000	113,129
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	418,412
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	230,000	244,720
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	355,000	383,139
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	233,769
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	151,000	155,847
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	755,000	798,295
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	134,000	144,730
IPALCO Enterprises, Inc. 144A sr. bonds 4.25%, 5/1/30	270,000	293,933
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	143,000	166,450
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	155,000	162,205
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	220,320
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	185,000	192,400
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	55,000	57,200
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	511,000	554,849
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	536,000	573,171
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	107,000
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	205,000	209,884
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	57,903
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	433,828
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub.
notes 2.95%, 3/1/26	215,000	221,382
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	50,000	48,940
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	150,000	156,334
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	1,060,000	1,060,299
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	170,000	175,748
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,784
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	99,152

60 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.0%)* cont.	amount	Value
Utilities and power cont.
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/21 F	$90,000	$72
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	343,000	362,274
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	340,000	355,758
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.625%, 2/15/27	135,000	140,316
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.50%, 9/1/26	295,000	305,694
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub.
notes 5.00%, 7/31/27	150,000	154,695
		11,959,068
Total corporate bonds and notes (cost $258,009,421)		$270,035,503

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (6.2%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$740,799	$830,176
5.00%, 5/20/49	29,201	32,803
4.70%, with due dates from 5/20/67 to 8/20/67	190,697	217,343
4.603%, 6/20/67	78,595	88,802
4.50%, 5/20/49	78,839	87,308
4.497%, 3/20/67	95,173	107,950
3.00%, TBA, 4/1/51	6,000,000	6,245,156
3.00%, with due dates from 7/20/50 to 10/20/50	23,685,517	24,666,995
		32,276,533
U.S. Government Agency Mortgage Obligations (5.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	251,579	277,698
3.00%, with due dates from 2/1/47 to 1/1/48	8,386,421	8,771,741
Federal National Mortgage Association Pass-Through Certificates
4.50%, with due dates from 2/1/39 to 4/1/39	33,542	37,275
4.00%, 1/1/57	731,761	816,423
4.00%, with due dates from 6/1/48 to 5/1/49	10,016,670	10,754,975
3.50%, 6/1/56	1,849,393	2,040,106
3.00%, with due dates from 4/1/46 to 11/1/48	11,019,309	11,611,437
2.50%, with due dates from 7/1/50 to 12/1/50	17,173,088	17,621,907
Uniform Mortgage-Backed Securities
6.00%, TBA, 4/1/51	5,000,000	5,636,725
4.00%, TBA, 4/1/51	1,000,000	1,073,125
3.50%, TBA, 5/1/51	14,000,000	14,801,718
3.50%, TBA, 4/1/51	17,000,000	17,954,922
3.00%, TBA, 5/1/51	2,000,000	2,083,047
2.50%, TBA, 5/1/51	18,000,000	18,418,359
2.50%, TBA, 4/1/51	26,000,000	26,660,156
2.50%, TBA, 4/1/36	16,000,000	16,647,517
		155,207,131
Total U.S. government and agency mortgage obligations (cost $186,699,854)		$187,483,664

Dynamic Asset Allocation Growth Fund 61

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Bonds 4.375%, 2/15/38 [i]	$80,000	$106,207
U.S. Treasury Notes
1.875%, 6/30/26 [i]	503,000	528,039
1.375%, 1/31/25 [i]	59,000	60,841
1.125%, 2/28/25 [i]	250,000	254,850
0.375%, 12/31/25 [i]	655,000	640,236
0.125%, 8/31/22 [i]	643,000	643,064
0.125%, 7/31/22 [i]	164,000	164,052
0.125%, 6/30/22 [i]	193,000	193,095
Total U.S. treasury obligations (cost $2,590,384)		$2,590,384

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)*	amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 23.408%, 11/15/35	$37,361	$66,503
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 21.925%, 12/15/36	21,235	34,613
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 19.542%, 3/15/35	29,492	41,289
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 16.675%, 6/15/34	18,995	23,173
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 6.844%, 3/15/41	560,803	115,071
REMICs Ser. 3326, Class WF, zero %, 10/15/35	1,512	1,333
REMICs Ser. 1208, Class F, PO, zero %, 2/15/22	6	5
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 39.248%, 7/25/36	9,412	18,070
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 24.168%, 3/25/36	17,849	30,023
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 23.802%, 6/25/37	27,162	47,806
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.924%, 8/25/35	18,370	24,939
REMICs FRB Ser. 01-50, Class B1, IO, 0.389%, 10/25/41 W	290,902	1,309
Trust FRB Ser. 02-W8, Class 1, IO, 0.299%, 6/25/42 W	250,543	2,205
REMICs Ser. 01-79, Class BI, IO, 0.266%, 3/25/45 W	133,477	667
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	8,515	7,067
Government National Mortgage Association
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 6/20/43	763,808	158,348
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	901,869	175,588
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	278,920	56,744
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	30,874	3,264
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	56,546	8,697
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	1,847,617	160,096
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	388,238	16,234
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	652,956	18,805
Ser. 15-H25, Class BI, IO, 1.933%, 10/20/65 W	3,935,317	317,974

62 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H26, Class EI, IO, 1.712%, 10/20/65 W	$2,115,995	$155,949
Ser. 15-H24, Class BI, IO, 1.604%, 8/20/65 W	4,030,657	134,289
		1,620,061
Commercial mortgage-backed securities (1.1%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.425%, 1/15/49 W	22,268	—
BANK FRB Ser. 19-BN20, Class XA, IO, 0.837%, 9/15/62 W	4,164,380	249,863
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class B, 4.096%, 5/15/52	276,000	291,013
Ser. 19-C5, Class AS, 3.366%, 11/15/52 W	510,000	539,741
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW14, Class X1, IO, 0.467%, 12/11/38 W	81,883	843
Benchmark Mortgage Trust
Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	221,000	251,927
Ser. 19-B13, Class AM, 3.183%, 8/15/57	247,000	259,501
CD Commercial Mortgage Trust
FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	231,000	250,836
Ser. 17-CD3, Class A4, 3.631%, 2/10/50	256,000	281,040
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B,
4.199%, 6/15/50 W	393,000	423,991
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.758%, 12/15/47 W	154,000	157,465
FRB Ser. 11-C2, Class E, 5.758%, 12/15/47 W	562,000	547,605
Citigroup Commercial Mortgage Trust
FRB Ser. 18-C6, Class B, 4.738%, 11/10/51 W	262,000	301,525
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	274,000	295,800
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	431,000	465,444
FRB Ser. 14-GC21, Class XA, IO, 1.163%, 5/10/47 W	3,427,824	106,517
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.093%, 3/10/47 W	158,000	166,676
FRB Ser. 12-GC8, Class XA, IO, 1.74%, 9/10/45 W	4,058,500	66,734
FRB Ser. 06-C5, Class XC, IO, 0.483%, 10/15/49 W	2,606,473	26
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.885%, 11/10/46 W	499,000	543,910
FRB Ser. 14-CR17, Class C, 4.784%, 5/10/47 W	300,000	318,946
FRB Ser. 14-CR18, Class C, 4.737%, 7/15/47 W	354,000	362,782
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	229,000	247,297
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	408,000	441,738
FRB Ser. 15-CR24, Class B, 4.38%, 8/10/48 W	448,000	490,504
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	276,000	298,803
Ser. 14-CR19, Class AM, 4.08%, 8/10/47	524,000	568,285
FRB Ser. 14-CR17, Class XA, IO, 0.967%, 5/10/47 W	6,120,411	155,881
FRB Ser. 13-CR11, Class XA, IO, 0.919%, 8/10/50 W	7,220,504	140,150
FRB Ser. 14-UBS6, Class XA, IO, 0.887%, 12/10/47 W	5,922,322	146,489
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D,
5.759%, 7/10/46 W	658,000	664,694
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.165%, 2/15/40 W	2,718,641	15,234
FRB Ser. 07-C2, Class AX, IO, zero %, 1/15/49 W	1,134,637	11

Dynamic Asset Allocation Growth Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.276%, 5/15/38 W	$7,486	$57
CSAIL Commercial Mortgage Trust
Ser. 19-C15, Class B, 4.476%, 3/15/52	234,000	257,343
FRB Ser. 20-C19, Class XA, IO, 1.12%, 3/15/53 W	6,442,552	521,699
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.764%, 4/15/50 W	645,000	459,346
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC3A, Class D, 5.351%, 8/10/44 W	1,165,000	1,131,580
Ser. 11-LC2A, Class B, 4.998%, 7/10/44 W	284,000	284,412
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K105,
Class X1, IO, 1.523%, 1/25/30 W	2,839,107	328,695
Multifamily Structured Pass-Through Certificates FRB Ser. K104,
Class XAM, IO, 1.384%, 1/25/30 W	2,265,000	248,512
Multifamily Structured Pass-Through Certificates FRB Ser. K121,
Class X1, IO, 1.029%, 10/25/30 W	3,139,513	257,126
Multifamily Structured Pass-Through Certificates FRB Ser. K099,
Class X1, IO, 0.886%, 9/25/29 W	5,197,989	340,552
Multifamily Structured Pass-Through Certificates FRB Ser. K740,
Class X1, IO, 0.76%, 9/25/27 W	5,173,898	225,911
Multifamily Structured Pass-Through Certificates FRB Ser. K087,
Class X1, IO, 0.362%, 12/25/28 W	11,529,357	308,998
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.486%, 2/10/46 W	4,290,252	96,332
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.692%, 6/10/47 W	652,000	683,665
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	330,000	360,360
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	353,000	379,616
Ser. 19-GC42, Class AS, 3.212%, 9/1/52	353,000	370,862
FRB Ser. 14-GC22, Class XA, IO, 0.979%, 6/10/47 W	7,641,077	151,215
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 8/10/43 W	346,000	173,201
FRB Ser. 11-GC3, Class C, 5.397%, 3/10/44 W	404,654	404,169
FRB Ser. 11-GC3, Class D, 5.397%, 3/10/44 W	547,000	546,480
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	247,000	252,112
FRB Ser. 13-GC14, Class B, 4.743%, 8/10/46 W	247,000	264,435
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.674%, 4/15/47 W	533,000	560,255
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	473,000	442,278
Ser. 15-C29, Class B, 4.118%, 5/15/48 W	531,000	552,770
FRB Ser. 13-C12, Class B, 4.105%, 7/15/45 W	258,000	267,383
FRB Ser. 13-C17, Class XA, IO, 0.74%, 1/15/47 W	3,277,445	55,925
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 13-C16, Class AS, 4.517%, 12/15/46	286,000	308,552
Ser. 14-C20, Class AS, 4.043%, 7/15/47	351,000	378,397
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	297,000	279,641
FRB Ser. 13-LC11, Class XA, IO, 1.245%, 4/15/46 W	11,516,268	232,136
FRB Ser. 06-CB17, Class X, IO, 0.738%, 12/12/43 W	141,832	2,673
FRB Ser. 07-LDPX, Class X, IO, 0.41%, 1/15/49 W	36,814	—
FRB Ser. 06-LDP8, Class X, IO, 0.285%, 5/15/45 W	1,074,992	11

64 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.722%, 11/15/43 W	$263,000	$253,795
FRB Ser. 12-C6, Class E, 5.142%, 5/15/45 W	943,000	462,070
FRB Ser. 12-C8, Class D, 4.671%, 10/15/45 W	458,000	399,779
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.093%, 2/15/40 W	18,379	2
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6,
Class XCL, IO, 0.688%, 9/15/39 W	1,888,701	4,168
LSTAR Commercial Mortgage Trust 144A
Ser. 17-5, Class AS, 4.021%, 3/10/50	230,000	249,177
FRB Ser. 15-3, Class B, 3.173%, 4/20/48 W	1,044,000	1,073,023
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 06-C4,
Class X, IO, 4.863%, 7/15/45 W	6,099	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.051%, 2/15/47 W	290,000	311,560
FRB Ser. 14-C17, Class C, 4.474%, 8/15/47 W	708,000	707,430
FRB Ser. 15-C24, Class B, 4.344%, 5/15/48 W	225,000	239,272
Ser. 14-C15, Class A4, 4.051%, 4/15/47	279,000	303,573
Ser. 13-C8, Class B, 3.559%, 12/15/48 W	329,000	339,943
FRB Ser. 14-C17, Class XA, IO, 1.067%, 8/15/47 W	3,627,459	95,827
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.606%, 11/15/45 W	450,000	444,768
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	48,425	13,221
Ser. 11-C3, Class A4, 4.118%, 7/15/49	232,336	233,730
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class B, 5.261%, 7/15/49 W	425,000	427,736
FRB Ser. 11-C3, Class D, 5.261%, 7/15/49 W	231,000	220,918
Multifamily Connecticut Avenue Securities Trust 144A FRB
Ser. 19-01, Class M7, 1.809%, 10/15/49	385,829	383,904
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.03%, 12/15/50 W	4,072,589	205,406
FRB Ser. 18-C8, Class XA, IO, 0.872%, 2/15/51 W	4,566,916	217,987
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.57%, 5/10/45 W	334,000	339,143
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.60%, 12/10/45 W	4,764,393	88,646
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.001%, 11/15/48 W	813,671	24
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.274%, 7/15/46 W	319,000	324,045
FRB Ser. 13-LC12, Class C, 4.274%, 7/15/46 W	408,000	360,781
Ser. 19-C49, Class AS, 4.244%, 3/15/52	298,000	333,709
Ser. 15-NXS3, Class AS, 3.972%, 9/15/57 W	210,000	228,999
Ser. 17-C39, Class A5, 3.418%, 9/15/50	320,000	348,478
FRB Ser. 19-C52, Class XA, IO, 1.616%, 8/15/52 W	3,748,040	386,562
FRB Ser. 14-LC16, Class XA, IO, 1.088%, 8/15/50 W	9,787,687	272,978
FRB Ser. 16-LC25, Class XA, IO, 0.965%, 12/15/59 W	3,921,579	140,096
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.274%, 7/15/46 W	655,000	327,413

Dynamic Asset Allocation Growth Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	$315,000	$333,637
FRB Ser. 13-C11, Class C, 4.20%, 3/15/45 W	335,000	347,004
Ser. 13-C12, Class AS, 3.56%, 3/15/48	329,000	343,489
Ser. 13-C11, Class AS, 3.311%, 3/15/45	460,000	476,446
FRB Ser. 14-C24, Class XA, IO, 0.868%, 11/15/47 W	8,733,703	229,517
FRB Ser. 14-C22, Class XA, IO, 0.805%, 9/15/57 W	20,921,086	452,042
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.849%, 3/15/44 W	819,000	419,738
FRB Ser. 11-C5, Class D, 5.673%, 11/15/44 W	353,000	349,011
FRB Ser. 13-C15, Class D, 4.465%, 8/15/46 W	437,000	198,985
FRB Ser. 12-C9, Class XA, IO, 1.874%, 11/15/45 W	3,602,428	75,068
FRB Ser. 12-C10, Class XA, IO, 1.52%, 12/15/45 W	3,593,860	66,688
FRB Ser. 12-C9, Class XB, IO, 0.716%, 11/15/45 W	10,038,000	97,369
		33,305,127
Residential mortgage-backed securities (non-agency) (0.8%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.299%, 5/25/47	437,357	251,470
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	142,502	146,003
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	193,769	197,319
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 0.786%, 4/20/35	347,813	343,413
Bellemeade Re, Ltd. 144A
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.609%,
10/25/29 (Bermuda)	251,000	250,386
FRB Ser. 20-2A, Class M1A, (1 Month US LIBOR + 2.30%), 2.409%,
8/26/30 (Bermuda)	107,420	107,949
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
2.804%, 5/25/35 W	257,473	267,541
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1,
1.853%, 3/25/65 W	116,813	117,631
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A1, 1.52%, 8/25/35 W	114,744	97,580
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
1.199%, 6/25/46	682,000	616,332
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%),
0.771%, 11/20/35	420,665	386,358
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%),
0.489%, 8/25/46	910,373	806,499
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
0.291%, 2/20/47	327,233	255,871
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1,
1.692%, 5/25/65	171,829	172,688
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 1.809%, 11/25/28 (Bermuda)	227,125	227,126
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 6.459%, 9/25/28	214,900	228,973
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 5.659%, 7/25/28	236,092	247,814

66 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.259%, 11/25/28	$365,637	$381,143
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 4.909%, 5/25/28	202,155	209,567
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 4.859%, 10/25/24	61,712	62,442
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 4.809%, 4/25/28	498,446	516,206
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.759%, 10/25/28	1,939,358	2,025,089
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 4.259%, 1/25/25	15,354	15,392
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.959%, 3/25/29	250,000	258,789
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 3.859%, 9/25/24	210,432	216,266
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2,
(1 Month US LIBOR + 3.45%), 3.559%, 10/25/29	625,000	647,101
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.359%, 7/25/29	237,953	244,221
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1,
(1 Month US LIBOR + 1.20%), 1.309%, 10/25/29	105,864	105,998
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.759%, 1/25/49	123,250	123,947
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.568%, 3/25/49	11,147	11,161
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3,
(1 Month US LIBOR + 2.40%), 2.509%, 2/25/47	40,000	40,316
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.459%, 2/25/49	94,110	94,222
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.409%, 10/25/48	64,400	64,339
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 2.009%, 1/25/50	208,551	208,156
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class M1, (1 Month US LIBOR + 1.30%), 1.409%, 9/25/50	63,469	63,469
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5,
Class M1, (US 30 Day Average SOFR + 1.30%), 1.317%, 10/25/50	25,218	25,218
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.059%, 8/25/28	285,352	304,081
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.859%, 8/25/28	806,253	855,137
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.109%, 9/25/28	818,582	861,390
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.009%, 10/25/28	331,324	350,388
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.809%, 4/25/28	666,707	707,196

Dynamic Asset Allocation Growth Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 5.659%, 4/25/28	$867,869	$914,367
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.109%, 7/25/25	150,449	152,250
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.109%, 11/25/24	47,953	48,955
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.009%, 11/25/24	147,484	151,627
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.559%, 1/25/29	536,976	559,759
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.459%, 5/25/29	215,082	223,662
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 4.409%, 2/25/25	74,938	76,044
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.359%, 4/25/29	360,991	375,080
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.359%, 1/25/29	1,059,348	1,101,833
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.109%, 5/25/25	68,667	69,418
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.109%, 5/25/25	104,314	105,349
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 3.659%, 7/25/29	643,374	662,120
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.009%, 7/25/24	142,226	143,737
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2A,
(1 Month US LIBOR + 2.20%), 2.309%, 1/25/30	20,402	20,414
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.359%, 7/25/29	190,000	190,030
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.259%, 11/25/39	82,346	81,051
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.159%, 1/25/40	1,016,000	1,013,818
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 1.709%, 10/25/28 (Bermuda)	100,914	100,868
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	174,324	177,462
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	356,369	360,289
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	352,621	356,147
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 0.909%, 2/25/34	452,739	452,742
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.787%, 2/25/35 W	130,676	134,527
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 0.934%, 8/25/34	75,907	75,199
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.943%, 8/26/47 W	160,000	153,837

68 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1,
(1 Month US LIBOR + 1.13%), 1.234%, 10/25/33	$163,645	$165,999
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	272,782	274,808
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.159%, 10/25/34	410,000	406,646
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2,
2.508%, 5/25/60 W	189,000	189,132
Starwood Mortgage Residential Trust 144A Ser. 20-2, Class M1E,
3.00%, 4/25/60	323,000	336,216
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 0.959%, 5/25/47	662,664	553,067
Towd Point Mortgage Trust 144A
Ser. 16-5, Class M2, 3.375%, 10/25/56 W	177,000	188,367
Ser. 14-1, Class A2, 3.25%, 10/25/53 W	56,000	56,338
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 07-HY2, Class 1A1, 3.205%, 12/25/36 W	219,411	211,062
FRB Ser. 05-AR12, Class 1A8, 2.906%, 10/25/35 W	426,307	420,189
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
1.078%, 7/25/45	157,870	148,966
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%),
1.038%, 10/25/44	282,574	277,854
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%),
0.909%, 8/25/45	257,673	256,077
		24,297,493
Total mortgage-backed securities (cost $61,797,207)		$59,222,681

	Principal
COMMODITY LINKED NOTES (1.3%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2022 (Indexed to the
S&P GSCI Light Energy Excess Return Index multiplied by 3)	$34,130,000	$40,083,282
Total commodity Linked Notes (cost $34,130,000)		$40,083,282

	Principal
ASSET-BACKED SECURITIES (0.4%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA
LIBOR USD 3 Month + 2.90%), 3.088%, 7/25/24	$510,000	$510,000
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%),
1.009%, 10/25/53	243,000	243,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%),
0.909%, 11/25/53	146,000	146,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.909%, 6/25/52	1,275,000	1,274,203
MRA Issuance Trust 144A
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%),
1.95%, 7/21/21	783,000	783,122
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.75%),
1.90%, 4/23/21	556,000	556,087

Dynamic Asset Allocation Growth Fund 69

	Principal
ASSET-BACKED SECURITIES (0.4%)* cont.	amount	Value
MRA Issuance Trust 144A
FRB Ser. 21-5, Class A1X, (1 Month US LIBOR + 1.75%),
1.856%, 7/26/21	$556,000	$556,087
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%),
1.459%, 10/8/21	488,000	488,000
FRB Ser. 20-12, Class A1X, (1 Month US LIBOR + 1.35%),
1.456%, 7/15/21	769,000	769,120
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%),
1.254%, 10/15/21	777,000	777,000
Provident Funding Mortgage Warehouse Securitization Trust 144A
FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.808%, 2/25/55	272,000	272,000
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.857%, 9/7/21	606,000	606,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.607%, 10/10/21	561,000	561,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%),
1.477%, 12/10/21	557,000	557,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.259%, 6/25/51	577,000	577,000
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%),
0.91%, 4/25/22	646,000	646,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%),
0.759%, 1/26/54	404,000	404,000
Toorak Mortgage Corp., Ltd. 144A Ser. 19-1, Class A1,
4.535%, 3/25/22 W	570,000	587,100
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 0.709%, 1/25/46	545,043	542,269
Total asset-backed securities (cost $10,838,850)		$10,854,988

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.3%)*	amount	Value
Chile (Republic of) sr. unsec. bonds 2.45%, 1/31/31 (Chile)	$520,000	$521,310
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	454,000	483,801
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)	300,000	316,950
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)	517,000	576,455
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	925,000	1,046,416
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	690,000	772,817
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	285,000	299,608
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	785,000	802,663
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)	350,000	373,625
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS,
4.875%, 10/14/44 (Kazakhstan)	540,000	645,257

70 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.3%)* cont.	amount	Value
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS,
5.125%, 7/21/25 (Kazakhstan)	$320,000	$371,988
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,051,000	1,208,661
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%,
3/27/27 (Paraguay)	460,000	512,905
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	900,000	895,500
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	360,000	371,704
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	200,000	188,468
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%,
3/21/36 (Uruguay)	240,000	366,310
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	460,000	46,000
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	745,000	74,500
Total foreign government and agency bonds and notes (cost $9,598,368)		$9,874,938

	Principal
SENIOR LOANS (0.2%)*c	amount	Value
Aadvantage Loyalty LP, Ltd. bank term loan FRN (1 Month US LIBOR
+ 4.75%), 5.50%, 3/10/28 (Cayman Islands)	$110,000	$112,416
Alpha 3 BV bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 3.00%, 3/5/28	140,000	139,475
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.00%), 5.56%, 4/22/26	120,000	103,543
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.50%, 10/19/27	189,525	189,025
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.25%), 3.75%, 12/6/27	329,175	326,706
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.25%, 6/21/24	423,500	416,287
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 3.443%, 4/3/24	162,054	158,263
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 3.359%, 4/30/26	193,444	192,315
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD
3 Month + 3.75%), 4.25%, 12/27/27	390,000	387,136
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 3.25%, 5/5/24	85,729	85,600
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 3.109%, 9/6/24	144,626	143,768
Epicor Software Corp. bank term loan FRN (1 Month US LIBOR
+ 7.75%), 8.75%, 7/30/28	120,000	123,800
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.00%, 7/30/27	189,050	188,400
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.75%), 5.75%, 10/2/25	483,788	481,973
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 4.00%), 4.75%, 10/8/27	185,000	184,861
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 5/1/26	163,763	161,408

Dynamic Asset Allocation Growth Fund 71

	Principal
SENIOR LOANS (0.2%)*c cont.	amount	Value
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 12/15/27	$84,788	$84,515
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 4.75%), 5.25%, 2/9/26	90,000	89,606
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.62%, 11/6/24	482,126	481,764
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.359%, 6/30/25	197,192	196,761
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.25%), 9.25%, 4/29/25	318,911	323,695
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	170,000	145,775
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 4.50%, 2/28/25	115,337	107,984
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 8.69%, 6/26/26	150,000	150,063
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.19%, 6/26/25	398,030	396,538
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.267%, 3/28/25	333,952	326,925
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 2.869%, 3/2/27	673,213	667,954
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 3.109%, 3/9/27	111,349	110,354
Total senior loans (cost $6,462,113)		$6,476,910

	Principal
COLLATERALIZED LOAN OBLIGATIONS (0.1%)*	amount	Value
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 19-3A, Class A, (BBA
LIBOR USD 3 Month + 1.34%), 1.564%, 10/21/32 (Cayman Islands)	$250,000	$250,634
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA,
Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 1.314%, 4/20/31
(Cayman Islands)	250,000	249,573
CBAM, Ltd. 144A FRB Ser. 19-9A, Class A, (BBA LIBOR USD 3 Month
+ 1.28%), 1.521%, 2/12/30 (Cayman Islands)	250,000	250,010
Madison Park Funding, Ltd. 144A FRB Ser. 18-30A, Class A, (BBA
LIBOR USD 3 Month + 0.75%), 0.991%, 4/15/29 (Cayman Islands)	343,000	342,030
Magnetite VII, Ltd. 144A FRB Ser. 18-7A, Class A1R2, (BBA LIBOR
USD 3 Month + 0.80%), 1.041%, 1/15/28 (Cayman Islands)	250,000	250,034
Mountain View CLO, LLC 144A FRB Ser. 17-2A, Class A, (BBA LIBOR
USD 3 Month + 1.21%), 1.433%, 1/16/31 (Cayman Islands)	250,000	250,022
MP CLO III, Ltd. 144A FRB Ser. 13-1A, Class AR, (BBA LIBOR USD
3 Month + 1.25%), 1.474%, 10/20/30 (Cayman Islands)	502,000	502,038
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD
3 Month + 1.25%), 1.455%, 10/30/30 (Cayman Islands)	247,297	246,609
Palmer Square CLO, Ltd. 144A FRB Ser. 18-2A, Class A1A, (BBA
LIBOR USD 3 Month + 1.10%), 1.323%, 7/16/31 (Cayman Islands)	250,000	250,084
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD
3 Month + 1.36%), 1.611%, 1/15/36 (Cayman Islands)	362,000	364,091
Signal Peak CLO 4, Ltd. 144A FRB Ser. 17-4A, Class A, (BBA LIBOR
USD 3 Month + 1.21%), 1.425%, 10/26/29 (Cayman Islands)	250,000	250,074

72 Dynamic Asset Allocation Growth Fund

	Principal
COLLATERALIZED LOAN OBLIGATIONS (0.1%)* cont.	amount	Value
THL Credit Wind River CLO, Ltd. 144A FRB Ser. 18-2A, Class AR, (BBA
LIBOR USD 3 Month + 1.14%), 1.381%, 1/15/31 (Cayman Islands)	$250,000	$250,000
Voya CLO, Ltd. 144A FRB Ser. 13-2A, Class A1R, (BBA LIBOR USD
3 Month + 0.97%), 1.188%, 4/25/31 (Cayman Islands)	379,000	378,342
Total Collateralized loan obligations (cost $3,837,795)		$3,833,541

PREFERRED STOCKS (0.1%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	6,720	$171,226
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	2,747	3,089,414
Total preferred stocks (cost $3,021,342)		$3,260,640

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	1,708	$2,233,927
Total convertible preferred stocks (cost $1,739,799)		$2,233,927

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Citibank, N.A.
S&P 500 Index (Call)	Jan-22/4350.00	$22,740,822	$5,724	$417,751
Total purchased options outstanding (cost $485,395)				$417,751

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$120,163
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes
0.75%, 1/15/24	205,000	151,700
Total convertible bonds and notes (cost $246,777)		$271,863

	Expiration	Strike
WARRANTS (—%)*†	date	price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	1,400	$16,674
Total warrants (cost $6,931)				$16,674

	Principal amount/
SHORT-TERM INVESTMENTS (13.2%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.10% [d]	Shares	24,210,586	$24,210,586
Putnam Short Term Investment Fund 0.09% L	Shares	255,317,877	255,317,877
DNB Bank ASA commercial paper 0.155%, 7/6/21		$15,000,000	14,995,595
NRW.Bank commercial paper 0.140%, 4/26/21		15,000,000	14,999,122
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.04% P	Shares	6,810,000	6,810,000
Swedbank AB commercial paper 0.150%, 6/18/21		$15,000,000	14,996,210
Thunder Bay Funding, LLC asset backed commercial paper
0.150%, 6/22/21		6,250,000	6,248,012
U.S. Treasury Bills 0.088%, 5/6/21 #		6,978,000	6,977,882
U.S. Treasury Bills 0.084%, 5/13/21 # §		5,500,000	5,499,857
U.S. Treasury Bills 0.082%, 4/8/21 ∆ §		4,000,000	3,999,995
U.S. Treasury Bills 0.064%, 5/25/21 # ∆ §		7,300,000	7,299,809
U.S. Treasury Bills 0.047%, 6/3/21 # ∆ §		4,600,000	4,599,860
U.S. Treasury Bills 0.034%, 6/10/21 # ∆ §		7,900,000	7,899,746

Dynamic Asset Allocation Growth Fund 73

	Principal amount/
SHORT-TERM INVESTMENTS (13.2%)* cont.	shares	Value
U.S. Treasury Cash Management Bills 0.035%, 6/1/21 # ∆ §	$7,900,000	$7,899,800
Victory Receivables Corp. asset backed commercial paper
0.150%, 7/21/21	15,000,000	14,993,279
Total short-term investments (cost $396,741,637)		$396,747,630

TOTAL INVESTMENTS
Total investments (cost $2,456,153,477)	$3,132,299,385

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through March 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,014,135,567.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $948,995, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

74 Dynamic Asset Allocation Growth Fund

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $20,684,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,402,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $15,808,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).

d Affiliated company. See Notes 1 and 6 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $221,159,592 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Growth Fund 75

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	77.4%	Sweden	0.8%
Japan	3.3	Hong Kong	0.8
United Kingdom	2.0	India	0.7
China	2.0	Norway	0.7
Germany	1.7	Canada	0.7
France	1.6	Australia	0.6
Switzerland	1.4	Other	4.2
South Korea	1.1	Total	100.0%
Taiwan	1.0

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $725,931,918) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	4/21/21	$3,786,105	$3,818,358	$32,253
	Canadian Dollar	Sell	4/21/21	4,530,656	4,491,728	(38,928)
	Euro	Buy	6/16/21	19,770,554	20,033,906	(263,352)
	Hong Kong Dollar	Sell	5/20/21	1,341,173	1,345,132	3,959
	Japanese Yen	Buy	5/19/21	6,498,201	6,856,897	(358,696)
	New Zealand Dollar	Sell	4/21/21	1,352,285	1,405,405	53,120
	Swiss Franc	Buy	6/16/21	1,888,427	1,901,507	(13,080)
Barclays Bank PLC
	British Pound	Buy	6/16/21	2,707,186	2,746,530	(39,344)
	Canadian Dollar	Sell	4/21/21	2,349,282	2,329,609	(19,673)
	Euro	Sell	6/16/21	7,723,926	7,828,350	104,424
	Hong Kong Dollar	Sell	5/20/21	86,708	86,966	258
	Japanese Yen	Buy	5/19/21	3,556,658	3,752,236	(195,578)
	New Zealand Dollar	Sell	4/21/21	439,494	456,790	17,296
	Swedish Krona	Buy	6/16/21	3,677,839	3,793,381	(115,542)
Citibank, N.A.
	Australian Dollar	Sell	4/21/21	1,691,905	1,715,011	23,106
	British Pound	Sell	6/16/21	8,132,727	8,250,939	118,212
	Canadian Dollar	Buy	4/21/21	4,031,706	3,997,948	33,758
	Chinese Yuan (Offshore)	Sell	5/20/21	6,308,271	6,428,812	120,541
	Danish Krone	Sell	6/16/21	1,590,370	1,636,150	45,780
	Euro	Buy	6/16/21	1,463,724	1,483,500	(19,776)
	Hong Kong Dollar	Sell	5/20/21	755,468	757,692	2,224
	Japanese Yen	Buy	5/19/21	3,365,478	3,626,025	(260,547)
	New Zealand Dollar	Sell	4/21/21	1,030,958	1,112,064	81,106
Credit Suisse International
	Australian Dollar	Buy	4/21/21	1,908,321	1,961,328	(53,007)
	British Pound	Sell	6/16/21	6,932,812	7,028,010	95,198
	Canadian Dollar	Buy	4/21/21	441,973	457,214	(15,241)
	Euro	Sell	6/16/21	4,059,389	4,116,092	56,703
	New Zealand Dollar	Buy	4/21/21	596,841	620,393	(23,552)
	Swiss Franc	Sell	6/16/21	1,115,310	1,149,522	34,212

76 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $725,931,918) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International
	Australian Dollar	Buy	4/21/21	$1,456,118	$1,648,676	$(192,558)
	British Pound	Buy	6/16/21	2,984,619	3,028,197	(43,578)
	Canadian Dollar	Buy	4/21/21	21,580,578	21,478,368	102,210
	Euro	Sell	6/16/21	3,596,183	3,635,693	39,510
	Hong Kong Dollar	Buy	5/20/21	1,495,692	1,500,106	(4,414)
	Japanese Yen	Sell	5/19/21	19,309,182	20,137,681	828,499
	New Zealand Dollar	Sell	4/21/21	17,364,604	18,058,800	694,196
	Norwegian Krone	Buy	6/16/21	26,200	16,736	9,464
	Swedish Krona	Sell	6/16/21	278,021	321,402	43,381
	Swiss Franc	Sell	6/16/21	7,266,320	7,488,311	221,991
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/21/21	8,516,418	8,724,413	(207,995)
	British Pound	Sell	6/16/21	1,056,786	1,071,307	14,521
	Canadian Dollar	Buy	4/21/21	4,482,910	4,472,812	10,098
	Chinese Yuan (Offshore)	Buy	5/20/21	14,395,098	14,491,365	(96,267)
	Euro	Buy	6/16/21	7,179,331	7,266,902	(87,571)
	Hong Kong Dollar	Sell	5/20/21	8,274,012	8,298,346	24,334
	Japanese Yen	Buy	5/19/21	3,231,532	3,409,816	(178,284)
	New Zealand Dollar	Sell	4/21/21	3,350,159	3,481,711	131,552
	Swiss Franc	Sell	6/16/21	4,418,414	4,554,544	136,130
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/21/21	5,941,075	6,065,435	(124,360)
	British Pound	Buy	6/16/21	8,721,102	8,844,935	(123,833)
	Canadian Dollar	Sell	4/21/21	5,767,447	5,615,983	(151,464)
	Euro	Sell	6/16/21	15,830,137	16,042,127	211,990
	Japanese Yen	Buy	5/19/21	1,261,719	1,278,880	(17,161)
	New Zealand Dollar	Sell	4/21/21	5,526,120	5,744,312	218,192
	Norwegian Krone	Buy	6/16/21	7,000,917	7,021,528	(20,611)
	Singapore Dollar	Buy	5/19/21	2,543,220	2,566,557	(23,337)
	South Korean Won	Sell	5/20/21	18,246,305	18,548,824	302,519
	Swedish Krona	Buy	6/16/21	4,554,147	4,659,538	(105,391)
	Swiss Franc	Sell	6/16/21	1,875,706	1,879,972	4,266
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	4/21/21	14,201,880	14,558,388	(356,508)
	British Pound	Buy	6/16/21	13,512,902	13,677,346	(164,444)
	Canadian Dollar	Buy	4/21/21	9,025,582	8,981,704	43,878
	Euro	Buy	6/16/21	5,171,598	5,242,641	(71,043)
	Japanese Yen	Buy	5/19/21	5,906,597	6,099,035	(192,438)
	New Zealand Dollar	Buy	4/21/21	5,147,665	5,356,191	(208,526)
	Norwegian Krone	Buy	6/16/21	1,873,366	1,873,359	7
	Swedish Krona	Buy	6/16/21	13,107,990	13,390,620	(282,630)
	Swiss Franc	Sell	6/16/21	2,521,189	2,598,597	77,408

Dynamic Asset Allocation Growth Fund 77

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $725,931,918) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	4/21/21	$11,025,979	$11,449,621	$(423,642)
	British Pound	Buy	6/16/21	4,957,406	5,030,904	(73,498)
	Canadian Dollar	Sell	4/21/21	10,350,942	10,197,628	(153,314)
	Euro	Sell	6/16/21	2,640,294	2,666,166	25,872
	Hong Kong Dollar	Sell	5/20/21	733,251	735,411	2,160
	Japanese Yen	Buy	5/19/21	1,173,474	1,238,313	(64,839)
	New Zealand Dollar	Sell	4/21/21	11,402,342	11,854,654	452,312
	Norwegian Krone	Buy	6/16/21	12,545	12,596	(51)
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/21/21	14,818,093	14,933,615	115,522
	British Pound	Sell	6/16/21	30,602,108	31,081,967	479,859
	Canadian Dollar	Buy	4/21/21	3,091,421	3,462,494	(371,073)
	Chinese Yuan (Offshore)	Sell	5/20/21	16,310,346	16,503,190	192,844
	Euro	Sell	6/16/21	5,742,971	5,806,278	63,307
	Hong Kong Dollar	Sell	5/20/21	12,299,372	12,335,046	35,674
	Japanese Yen	Sell	5/19/21	24,201,344	25,470,097	1,268,753
	New Zealand Dollar	Sell	4/21/21	6,829,239	7,005,637	176,398
	Norwegian Krone	Sell	6/16/21	1,900,665	1,922,622	21,957
	Swedish Krona	Sell	6/16/21	5,610,752	5,720,714	109,962
	Swiss Franc	Sell	6/16/21	9,259,482	9,539,407	279,925
Toronto-Dominion Bank
	Australian Dollar	Buy	4/21/21	2,153,602	2,208,231	(54,629)
	British Pound	Sell	6/16/21	500,125	506,984	6,859
	Canadian Dollar	Buy	4/21/21	4,306,089	4,406,232	(100,143)
	Chinese Yuan (Offshore)	Sell	5/20/21	14,274,500	14,491,713	217,213
	Euro	Sell	6/16/21	15,751,918	15,965,227	213,309
	Hong Kong Dollar	Sell	5/20/21	9,816,043	9,844,979	28,936
	Japanese Yen	Buy	5/19/21	9,035,456	9,517,149	(481,693)
	New Zealand Dollar	Sell	4/21/21	761,660	791,623	29,963
	Norwegian Krone	Buy	6/16/21	9,294,088	9,327,650	(33,562)
	Swiss Franc	Sell	6/16/21	4,045,902	4,169,949	124,047
UBS AG
	Australian Dollar	Sell	4/21/21	9,025,669	9,229,428	203,759
	British Pound	Sell	6/16/21	9,909,434	10,078,281	168,847
	Canadian Dollar	Buy	4/21/21	2,726,717	2,752,538	(25,821)
	Euro	Buy	6/16/21	5,612,960	5,699,466	(86,506)
	Hong Kong Dollar	Sell	5/20/21	4,196,190	4,208,368	12,178
	Japanese Yen	Buy	5/19/21	5,881,047	5,955,311	(74,264)
	New Zealand Dollar	Sell	4/21/21	10,534,946	10,937,329	402,383
	Norwegian Krone	Buy	6/16/21	7,562,279	7,610,094	(47,815)
	Swedish Krona	Sell	6/16/21	2,823,164	2,893,144	69,980
	Swiss Franc	Sell	6/16/21	3,751,942	3,793,490	41,548

78 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $725,931,918) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	Australian Dollar	Sell	4/21/21	$730,452	$736,601	$6,149
	British Pound	Sell	6/16/21	1,065,886	1,081,778	15,892
	Canadian Dollar	Sell	4/21/21	674,259	650,556	(23,703)
	Euro	Sell	6/16/21	2,169,102	2,164,930	(4,172)
	Hong Kong Dollar	Buy	5/20/21	748,405	750,631	(2,226)
	Japanese Yen	Buy	5/19/21	14,248,849	15,013,393	(764,544)
	New Zealand Dollar	Sell	4/21/21	5,804,986	5,861,830	56,844
Unrealized appreciation						8,758,748
Unrealized (depreciation)						(6,854,224)
Total						$1,904,524

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Long)	418	$46,153,846	$45,812,800	Jun-21	$60,798
MSCI Emerging Markets Index (Long)	654	43,047,111	43,245,750	Jun-21	(991,021)
NASDAQ 100 Index E-Mini (Long)	101	26,444,709	26,441,295	Jun-21	705,439
Russell 2000 Index E-Mini (Long)	1,667	185,080,342	185,245,375	Jun-21	(5,010,391)
S&P 500 Index E-Mini (Long)	278	55,223,171	55,146,860	Jun-21	930,822
S&P 500 Index E-Mini (Short)	654	129,913,503	129,733,980	Jun-21	(1,608,481)
S&P Mid Cap 400 Index E-Mini (Long)	144	37,573,056	37,516,320	Jun-21	403,353
U.S. Treasury Bond 30 yr (Long)	86	13,295,063	13,295,063	Jun-21	(517,569)
U.S. Treasury Bond Ultra 30 yr (Long)	149	27,001,594	27,001,594	Jun-21	(1,299,421)
U.S. Treasury Bond Ultra 30 yr (Short)	6	1,087,313	1,087,313	Jun-21	53,330
U.S. Treasury Note 2 yr (Long)	254	56,064,547	56,064,547	Jun-21	(54,134)
U.S. Treasury Note 2 yr (Short)	293	64,672,883	64,672,883	Jun-21	61,255
U.S. Treasury Note 5 yr (Long)	456	56,269,688	56,269,688	Jun-21	(694,526)
U.S. Treasury Note 5 yr (Short)	2,085	257,285,743	257,285,743	Jun-21	457,453
U.S. Treasury Note 10 yr (Long)	236	30,901,250	30,901,250	Jun-21	(819,156)
U.S. Treasury Note Ultra 10 yr (Long)	6	862,125	862,125	Jun-21	(31,529)
Unrealized appreciation					2,672,450
Unrealized (depreciation)					(11,026,228)
Total					$(8,353,778)

WRITTEN OPTIONS OUTSTANDING at 3/31/21 (premiums $151,686) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/index level	amount	amount	Value
Citibank, N.A.
S&P 500 Index (Call)	Jan-22/4700.00	$22,740,822	$5,724	$114,741
Total				$114,741

Dynamic Asset Allocation Growth Fund 79

TBA SALE COMMITMENTS OUTSTANDING at 3/31/21 (proceeds receivable $45,790,664) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 4/1/51	$17,000,000	4/14/21	$17,954,921
Uniform Mortgage-Backed Securities, 3.00%, 4/1/51	9,000,000	4/14/21	9,371,953
Uniform Mortgage-Backed Securities, 2.50%, 4/1/51	14,000,000	4/14/21	14,355,469
Uniform Mortgage-Backed Securities, 2.00%, 5/1/51	4,000,000	5/13/21	3,980,938
Total			$45,663,281

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$52,600,000	$1,689,565	$(698)	2/24/31	1.431% —	3 month USD-	$1,620,735
				Semiannually	LIBOR-BBA —
					Quarterly
26,300,000	814,011	(349)	2/24/31	1.4435% —	3 month USD-	779,260
				Semiannually	LIBOR-BBA —
					Quarterly
21,176,000	667,171	(281)	2/25/31	1.438% —	3 month USD-	640,299
				Semiannually	LIBOR-BBA —
					Quarterly
26,507,000	822,724	(351)	2/25/31	1.443% —	3 month USD-	788,955
				Semiannually	LIBOR-BBA —
					Quarterly
26,906,000	811,189	(357)	2/25/31	1.4525% —	3 month USD-	776,656
				Semiannually	LIBOR-BBA —
					Quarterly
37,382,000	22,953 E	1,256	6/16/23	3 month USD-	0.30% —	(21,696)
				LIBOR-BBA —	Semiannually
				Quarterly
39,790,000	372,116 E	(207,620)	6/16/26	0.95% —	3 month USD-	164,496
				Semiannually	LIBOR-BBA —
					Quarterly
5,937,000	55,523 E	30,594	6/16/26	3 month USD-	0.95% —	(24,929)
				LIBOR-BBA —	Semiannually
				Quarterly
22,865,000	398,377 E	(284,827)	6/16/31	1.65% —	3 month USD-	113,550
				Semiannually	LIBOR-BBA —
					Quarterly
28,345,000	493,855 E	350,758	6/16/31	3 month USD-	1.65% —	(143,097)
				LIBOR-BBA —	Semiannually
				Quarterly
3,860,000	202,079 E	(169,534)	6/16/51	2.00% —	3 month USD-	32,545
				Semiannually	LIBOR-BBA —
					Quarterly
8,898,000	465,828 E	391,115	6/16/51	3 month USD-	2.00% —	(74,715)
				LIBOR-BBA —	Semiannually
				Quarterly
19,293,000	109,063	(256)	3/23/31	3 month USD-	1.7200% —	(102,895)
				LIBOR-BBA —	Semiannually
				Quarterly

80 Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$19,079,250	$115,964	$(253)	3/23/31	3 month USD-	1.7155% —	$(109,882)
				LIBOR-BBA —	Semiannually
				Quarterly
16,486,000	25,504	(219)	4/1/31	3 month USD-	1.766% —	(25,722)
				LIBOR-BBA —	Semiannually
				Quarterly
16,486,000	54,321	(219)	4/1/31	3 month USD-	1.7475% —	(54,540)
				LIBOR-BBA —	Semiannually
				Quarterly
5,400,000	23,096	(72)	4/1/31	3 month USD-	1.7371% —	(23,167)
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$108,687				$4,335,853

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$434,374	$434,374	$—	1/12/41	5.00% (1 month	Synthetic MBX	$972
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
130,092	130,075	—	1/12/40	5.00% (1 month	Synthetic MBX	276
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,188	17,145	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(2)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
171,514	171,058	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(11)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,795	3,907	—	1/12/43	3.50% (1 month	Synthetic TRS	157
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
52,869	54,047	—	1/12/41	4.00% (1 month	Synthetic TRS	1,867
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,216	3,283	—	1/12/42	4.00% (1 month	Synthetic TRS	109
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Growth Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$14,823	$15,018	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(413)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
226	227	—	1/12/38	6.50% (1 month	Synthetic TRS	4
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
166,941	166,941	—	1/12/41	5.00% (1 month	Synthetic MBX	374
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
35,185,615	35,519,240	—	12/15/25	(1 month USD-	A basket	368,929
				LIBOR-BBA plus	(GSGLPHCL) of
				0.35%) — Monthly	common stocks —
Monthly*
120,789,417	121,755,129	—	12/15/25	(1 month USD-	A basket	1,310,003
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly*
119,794,100	119,548,978	—	12/15/25	1 month USD-	A basket	(103,549)
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly*
9,841	9,815	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,819	11,787	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
223,093	222,500	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(14)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,962	8,129	—	1/12/42	4.00% (1 month	Synthetic TRS	270
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,962	8,129	—	1/12/42	4.00% (1 month	Synthetic TRS	270
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$7,640	$7,645	$—	1/12/39	6.00% (1 month	Synthetic TRS	$100
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,497	1,504	—	1/12/38	6.50% (1 month	Synthetic TRS	26
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Chase Bank N.A.
66,434,767	68,534,795	—	2/5/22	(1 month USD-	Russell 1000 Value	2,090,029
				LIBOR-BBA plus	Total Return Index —
				0.35%) — Monthly	Monthly
JPMorgan Securities LLC
19,139	19,542	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(649)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
52,869	54,047	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(1,867)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		3,773,386
Upfront premium (paid)		—		Unrealized (depreciation)		(106,507)
Total		$—		Total		$3,666,879

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPHCL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Waters Corp.	Health care	5,889	$1,673,447	4.71%
Merck KGaA (Germany)	Health care	9,402	1,611,185	4.54%
Mettler-Toledo International, Inc.	Health care	1,369	1,582,659	4.46%
Agilent Technologies, Inc.	Technology	12,240	1,556,222	4.38%
IQVIA Holdings, Inc.	Health care	7,796	1,505,757	4.24%
PerkinElmer, Inc.	Health care	11,016	1,413,262	3.98%
Thermo Fisher Scientific, Inc.	Health care	3,063	1,397,686	3.94%
Zoetis, Inc.	Health care	7,913	1,246,077	3.51%
Pfizer, Inc.	Health care	33,348	1,208,185	3.40%
Alexion Pharmaceuticals, Inc.	Health care	7,558	1,155,768	3.25%
Illumina, Inc.	Health care	2,978	1,143,628	3.22%
Ipsen SA (France)	Health care	13,083	1,124,797	3.17%
Merck & Co., Inc.	Health care	14,170	1,092,373	3.08%
Johnson & Johnson	Health care	6,547	1,075,985	3.03%
AbbVie, Inc.	Health care	8,802	952,545	2.68%
Sanofi (France)	Health care	9,405	931,241	2.62%

Dynamic Asset Allocation Growth Fund 83

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
GlaxoSmithKline PLC (United	Health care	52,112	$926,062	2.61%
Kingdom)
Sumitomo Dainippon Pharma Co.,	Health care	50,540	881,360	2.48%
Ltd. (Japan)
Viatris, Inc.	Health care	62,740	876,471	2.47%
Bayer AG (Germany)	Health care	13,281	842,291	2.37%
Taisho Pharmaceutical Holdings Co.,	Health care	12,110	782,510	2.20%
Ltd. (Japan)
Perrigo Co. PLC	Health care	19,308	781,382	2.20%
Biogen, Inc.	Health care	2,680	749,687	2.11%
Sartorius Stedim Biotech (France)	Health care	1,777	733,473	2.07%
Bristol-Myers Squibb Co.	Health care	11,467	723,931	2.04%
Teva Pharmaceutical Industries, Ltd.	Health care	59,482	686,425	1.93%
ADR (Israel)
AstraZeneca PLC (United Kingdom)	Health care	6,332	633,094	1.78%
CSL, Ltd. (Australia)	Health care	3,081	621,073	1.75%
Amgen, Inc.	Health care	2,436	606,132	1.71%
Gilead Sciences, Inc.	Health care	8,439	545,436	1.54%
Hisamitsu Pharmaceutical Co., Inc.	Health care	8,203	535,247	1.51%
(Japan)
Galenica AG (Switzerland)	Health care	3,441	470,381	1.32%
Eli Lilly and Co.	Health care	2,368	442,468	1.25%
Takeda Pharmaceutical Co., Ltd.	Health care	11,656	420,345	1.18%
(Japan)
Eisai Co., Ltd. (Japan)	Health care	4,700	315,545	0.89%
Shionogi & Co., Ltd. (Japan)	Health care	5,590	301,125	0.85%
Galapagos NV (Belgium)	Health care	3,751	291,511	0.82%
Hikma Pharmaceuticals PLC (United	Health care	8,510	267,245	0.75%
Kingdom)
H Lundbeck A/S (Denmark)	Health care	7,233	247,685	0.70%
Astellas Pharma, Inc. (Japan)	Health care	13,642	210,124	0.59%
UCB SA (Belgium)	Health care	1,844	175,854	0.50%
Incyte Corp.	Health care	1,972	160,248	0.45%
Grifols SA (Spain)	Health care	5,366	140,825	0.40%
Eurofins Scientific (Luxembourg)	Health care	1,467	140,524	0.40%
Novartis AG (Switzerland)	Health care	1,039	89,170	0.25%
Regeneron Pharmaceuticals, Inc.	Health care	188	88,889	0.25%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	2,833	82,675	0.23%
Recordati SpA (Italy)	Health care	816	43,981	0.12%
Orion Oyj Class B (Finland)	Health care	845	33,926	0.10%
Vertex Pharmaceuticals, Inc.	Health care	144	30,996	0.09%

84 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Arrow Electronics, Inc.	Technology	8,294	$919,157	0.75%
Knight-Swift Transportation Holdings,	Transportation	18,652	896,997	0.74%
Inc.
ITOCHU Corp. (Japan)	Consumer staples	27,102	877,985	0.72%
NN Group NV (Netherlands)	Financials	17,868	873,569	0.72%
Toronto-Dominion Bank (Canada)	Financials	13,330	869,354	0.71%
Royal Bank of Canada (Canada)	Financials	9,428	869,323	0.71%
MetLife, Inc.	Financials	14,291	868,720	0.71%
Canadian Imperial Bank of Commerce	Financials	8,710	852,844	0.70%
(Canada)
Cadence Design Systems, Inc.	Technology	6,204	849,951	0.70%
Sun Hung Kai Properties, Ltd. (Hong	Financials	55,923	847,389	0.70%
Kong)
AGNC Investment Corp.	Financials	50,308	843,155	0.69%
Annaly Capital Management, Inc.	Financials	97,416	837,779	0.69%
Nippon Telegraph & Telephone Corp.	Communication services	31,792	815,999	0.67%
(Japan)
Fujitsu, Ltd. (Japan)	Technology	5,632	813,861	0.67%
Ally Financial, Inc.	Financials	17,995	813,558	0.67%
Mizuho Financial Group, Inc. (Japan)	Financials	55,993	808,610	0.66%
Paychex, Inc.	Technology	8,101	794,053	0.65%
Amgen, Inc.	Health care	3,146	782,876	0.64%
Muenchener Rueckversicherungs-	Financials	2,524	777,225	0.64%
Gesellschaft AG in Muenchen
(Germany)
Honda Motor Co., Ltd. (Japan)	Consumer cyclicals	25,834	774,373	0.64%
State Street Corp.	Financials	9,185	771,656	0.63%
Dover Corp.	Capital goods	5,616	770,157	0.63%
Church & Dwight Co., Inc.	Consumer staples	8,790	767,847	0.63%
Swisscom AG (Switzerland)	Communication services	1,426	765,015	0.63%
Allstate Corp. (The)	Financials	6,608	759,303	0.62%
Ageas SA/NV (Belgium)	Financials	12,512	756,561	0.62%
Rio Tinto PLC (United Kingdom)	Basic materials	9,852	753,804	0.62%
Air Liquide SA (France)	Basic materials	4,578	747,837	0.61%
NextEra Energy, Inc.	Utilities and power	9,780	739,493	0.61%
Segro PLC (United Kingdom)	Financials	55,887	722,382	0.59%
Open Text Corp. (Canada)	Technology	15,088	719,421	0.59%
Aurizon Holdings, Ltd. (Australia)	Transportation	239,641	709,874	0.58%
Dexus Property Group (Australia)	Financials	94,391	699,025	0.57%
WEC Energy Group, Inc.	Utilities and power	7,306	683,781	0.56%
AMETEK, Inc.	Conglomerates	5,298	676,748	0.56%
Mettler-Toledo International, Inc.	Health care	574	663,583	0.55%
Sun Life Financial, Inc. (Canada)	Financials	13,083	661,156	0.54%
CMS Energy Corp.	Utilities and power	10,748	658,014	0.54%
Accenture PLC Class A	Technology	2,370	654,807	0.54%
Avery Dennison Corp.	Capital goods	3,557	653,159	0.54%

Dynamic Asset Allocation Growth Fund 85

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
T Rowe Price Group, Inc.	Financials	3,800	$652,093	0.54%
Chubu Electric Power Co., Inc. (Japan)	Utilities and power	50,437	649,114	0.53%
CK Asset Holdings, Ltd. (Hong Kong)	Financials	106,533	646,811	0.53%
3i Group PLC (United Kingdom)	Financials	40,222	639,620	0.53%
RioCan Real Estate Investment Trust	Financials	40,104	621,010	0.51%
(Canada)
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	7,012	609,451	0.50%
Sumitomo Mitsui Financial Group, Inc.	Financials	16,703	604,478	0.50%
(Japan)
Iberdrola SA (Spain)	Utilities and power	46,024	592,886	0.49%
AutoZone, Inc.	Consumer cyclicals	420	589,307	0.48%
Roper Technologies, Inc.	Technology	1,459	588,405	0.48%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
ASML Holding NV (Netherlands)	Technology	1,590	$963,718	0.81%
Hang Seng Bank, Ltd. (Hong Kong)	Financials	43,742	846,807	0.71%
UDR, Inc.	Financials	18,880	828,062	0.69%
Boeing Co. (The)	Capital goods	3,235	824,146	0.69%
American Express Co.	Financials	5,795	819,588	0.69%
Camden Property Trust	Financials	7,398	813,169	0.68%
Zurich Insurance Group AG	Financials	1,905	813,114	0.68%
(Switzerland)
Analog Devices, Inc.	Technology	5,178	803,008	0.67%
AIA Group, Ltd. (Hong Kong)	Financials	65,817	798,363	0.67%
Markel Corp.	Financials	699	796,161	0.67%
U.S. Bancorp	Financials	14,350	793,708	0.66%
Essex Property Trust, Inc.	Financials	2,913	791,993	0.66%
Emera, Inc. (Canada)	Utilities and power	17,342	771,809	0.65%
Mitsubishi Estate Co., Ltd. (Japan)	Financials	44,026	768,384	0.64%
Suncor Energy, Inc. (Canada)	Energy	36,097	754,576	0.63%
Waste Connections, Inc.	Capital goods	6,848	739,400	0.62%
Equity Lifestyle Properties, Inc.	Financials	11,497	731,694	0.61%
Marathon Petroleum Corp.	Energy	13,638	729,508	0.61%
Bayerische Motoren Werke (BMW) AG	Consumer cyclicals	6,943	720,323	0.60%
(Germany)
Macquarie Group, Ltd. (Australia)	Financials	6,191	718,644	0.60%
Microchip Technology, Inc.	Technology	4,628	718,350	0.60%
Alliant Energy Corp.	Utilities and power	13,171	713,353	0.60%
Fidelity National Information Services,	Technology	5,051	710,272	0.59%
Inc.
Liberty Media Corp.-Liberty Formula	Consumer cyclicals	16,223	702,277	0.59%
One Class C
ABB, Ltd. (Switzerland)	Capital goods	23,007	695,200	0.58%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	23,278	693,569	0.58%

86 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Southern Co. (The)	Utilities and power	11,064	$687,764	0.58%
Coca-Cola Co. (The)	Consumer staples	13,005	685,488	0.57%
Fortis, Inc. (Canada)	Utilities and power	15,590	676,464	0.57%
Edison International	Utilities and power	11,474	672,385	0.56%
NiSource, Inc.	Utilities and power	27,805	670,369	0.56%
Xylem, Inc.	Capital goods	6,317	664,420	0.56%
Hitachi Metals, Ltd. (Japan)	Basic materials	39,686	653,048	0.55%
Sensata Technologies Holding PLC	Technology	11,230	650,752	0.54%
Ferrovial SA (Spain)	Basic materials	24,577	640,700	0.54%
Ecolab, Inc.	Consumer cyclicals	2,992	640,478	0.54%
MS&AD Insurance Group Holdings	Financials	21,637	634,895	0.53%
(Japan)
Corning, Inc.	Communication services	14,148	615,570	0.51%
James Hardie Industries PLC (CDI)	Basic materials	20,222	611,923	0.51%
(Australia)
Live Nation Entertainment, Inc.	Consumer cyclicals	7,196	609,136	0.51%
Berkshire Hathaway, Inc. Class B	Financials	2,373	606,261	0.51%
Leg Immobilien AG (Germany)	Financials	4,598	604,802	0.51%
Lonza Group AG (Switzerland)	Health care	1,078	602,728	0.50%
Nordea Bank ABP (Finland)	Financials	60,915	599,840	0.50%
General Dynamics Corp.	Capital goods	3,283	596,034	0.50%
KBC Group NV (Belgium)	Financials	8,087	588,000	0.49%
Agnico-Eagle Mines, Ltd. (Canada)	Basic materials	10,094	583,536	0.49%
Shaw Communications, Inc. (Canada)	Communication services	22,290	579,652	0.48%
Boston Scientific Corp.	Health care	14,953	577,923	0.48%
Accor SA (France)	Consumer cyclicals	15,261	575,557	0.48%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$16,750,250	$123,550	$(281)	3/23/31	(2.4275%) — At	USA Non Revised	$123,268
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
16,959,000	84,558	(285)	3/23/31	(2.45%) — At	USA Non Revised	84,273
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
4,773,000	14,753	(80)	4/1/31	(2.466%) — At	USA Non Revised	14,673
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

Dynamic Asset Allocation Growth Fund 87

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$57,780,000	$6,182	$(584)	4/1/26	2.53% — At	USA Non Revised	$5,598
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
9,639,000	16,319	(97)	4/1/26	2.496% — At	USA Non Revised	(16,416)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
14,468,000	23,163	(243)	4/1/31	(2.51%) — At	USA Non Revised	(23,406)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
14,468,000	30,889	(243)	4/1/31	(2.515%) — At	USA Non Revised	(31,132)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
33,895,000	38,573	(342)	3/23/26	2.51% — At	USA Non Revised	(38,915)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
34,729,500	158,992	—	3/23/26	2.445% — At	USA Non Revised	(158,992)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
67,418,500	244,864	(681)	3/24/26	2.4625% — At	USA Non Revised	(245,545)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
18,511,000	438,359	(311)	2/25/31	2.28% — At	USA Non Revised	(438,670)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
23,265,000	549,938	(391)	2/24/31	2.281% — At	USA Non Revised	(550,329)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
23,265,000	555,824	(391)	2/25/31	2.278% — At	USA Non Revised	(556,215)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

88 Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$23,266,000	$581,464	$(391)	2/25/31	2.2675% — At	USA Non Revised	$(581,855)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
46,530,000	1,075,448	(782)	2/24/31	2.286% — At	USA Non Revised	(1,076,228)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(5,102)				$(3,489,891)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB–/P	$1,367	$20,000	$5,398	5/11/63	300 bp —	$(4,019)
Index						Monthly
CMBX NA BBB–.6	BB–/P	2,591	43,000	11,606	5/11/63	300 bp —	(8,989)
Index						Monthly
CMBX NA BBB–.6	BB–/P	5,309	86,000	23,211	5/11/63	300 bp —	(17,852)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.11	BB–/P	33,900	60,000	9,222	11/18/54	500 bp —	24,736
Index						Monthly
CMBX NA BB.6	B/P	39,593	276,000	126,436	5/11/63	500 bp —	(86,575)
Index						Monthly
CMBX NA BB.7	B+/P	22,506	441,000	160,921	1/17/47	500 bp —	(137,986)
Index						Monthly
Credit Suisse International
CMBX NA A.7	A-/P	3,286	79,000	5,024	1/17/47	200 bp —	(1,708)
Index						Monthly
CMBX NA BB.7	B+/P	10,567	79,000	28,827	1/17/47	500 bp —	(18,183)
Index						Monthly
CMBX NA BBB–.7	BB+/P	6,165	78,000	15,389	1/17/47	300 bp —	(9,178)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A-/P	148	3,000	237	5/11/63	200 bp —	(88)
Index						Monthly
CMBX NA A.6	A-/P	282	9,000	712	5/11/63	200 bp —	(426)
Index						Monthly
CMBX NA A.6	A-/P	136	18,000	1,424	5/11/63	200 bp —	(1,281)
Index						Monthly
CMBX NA A.6	A-/P	(12)	19,000	1,503	5/11/63	200 bp —	(1,507)
Index						Monthly
CMBX NA A.6	A-/P	(201)	25,000	1,978	5/11/63	200 bp —	(2,169)
Index						Monthly

Dynamic Asset Allocation Growth Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A-/P	$3,488	$30,000	$2,373	5/11/63	200 bp —	$1,126
Index						Monthly
CMBX NA A.6	A-/P	3,681	31,000	2,452	5/11/63	200 bp —	1,241
Index						Monthly
CMBX NA A.6	A-/P	4,203	64,000	5,062	5/11/63	200 bp —	(834)
Index						Monthly
CMBX NA A.6	A-/P	3,591	69,000	5,458	5/11/63	200 bp —	(1,840)
Index						Monthly
CMBX NA A.6	A-/P	2,258	73,000	5,774	5/11/63	200 bp —	(3,488)
Index						Monthly
CMBX NA A.6	A-/P	6,087	101,000	7,989	5/11/63	200 bp —	(1,863)
Index						Monthly
CMBX NA A.6	A-/P	6,226	123,000	9,729	5/11/63	200 bp —	(3,455)
Index						Monthly
CMBX NA A.6	A-/P	12,414	241,000	19,063	5/11/63	200 bp —	(6,555)
Index						Monthly
CMBX NA A.6	A-/P	5,671	245,000	19,380	5/11/63	200 bp —	(13,613)
Index						Monthly
CMBX NA A.6	A-/P	14,249	280,000	22,148	5/11/63	200 bp —	(7,790)
Index						Monthly
CMBX NA BBB–.6	BB–/P	870	11,000	2,969	5/11/63	300 bp —	(2,092)
Index						Monthly
CMBX NA BBB–.6	BB–/P	4,006	37,000	9,986	5/11/63	300 bp —	(5,959)
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,935	40,000	10,796	5/11/63	300 bp —	(8,837)
Index						Monthly
CMBX NA BBB–.6	BB–/P	3,713	43,000	11,606	5/11/63	300 bp —	(7,868)
Index						Monthly
CMBX NA BBB–.6	BB–/P	3,025	58,000	15,654	5/11/63	300 bp —	(12,595)
Index						Monthly
CMBX NA BBB–.6	BB–/P	4,769	70,000	18,893	5/11/63	300 bp —	(14,083)
Index						Monthly
CMBX NA BBB–.6	BB–/P	8,158	74,000	19,973	5/11/63	300 bp —	(11,772)
Index						Monthly
CMBX NA BBB–.6	BB–/P	7,764	92,000	24,831	5/11/63	300 bp —	(17,013)
Index						Monthly
CMBX NA BBB–.6	BB–/P	10,211	121,000	32,658	5/11/63	300 bp —	(22,376)
Index						Monthly
CMBX NA BBB–.6	BB–/P	44,831	478,000	129,012	5/11/63	300 bp —	(83,902)
Index						Monthly
CMBX NA BBB–.6	BB–/P	63,671	847,000	228,605	5/11/63	300 bp —	(164,443)
Index						Monthly
CMBX NA BBB–.7	BB+/P	30,086	382,000	75,369	1/17/47	300 bp —	(45,060)
Index						Monthly

90 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA A.7	A-/P	$7,192	$164,000	$10,430	1/17/47	200 bp —	$(3,175)
Index						Monthly
CMBX NA BB.10	BB–/P	4,092	51,000	15,499	5/11/63	500 bp —	(11,357)
Index						Monthly
CMBX NA BB.6	B/P	4,633	9,000	4,123	5/11/63	500 bp —	519
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A-/P	8,900	89,000	7,040	5/11/63	200 bp —	1,895
Index						Monthly
CMBX NA BB.6	B/P	18,418	75,000	34,358	5/11/63	500 bp —	(15,867)
Index						Monthly
CMBX NA BB.6	B/P	36,962	150,000	68,715	5/11/63	500 bp —	(31,608)
Index						Monthly
Upfront premium received		450,954	Unrealized appreciation				29,517
Upfront premium (paid)		(213)	Unrealized (depreciation)				(787,406)
Total		$450,741	Total				$(757,889)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,802)	$243,000	$15,455	1/17/47	(200 bp) —	$13,559
					Monthly
CMBX NA BB.10 Index	(5,114)	49,000	14,891	11/17/59	(500 bp) —	9,730
					Monthly
CMBX NA BB.10 Index	(4,386)	40,000	12,156	11/17/59	(500 bp) —	7,731
					Monthly
CMBX NA BB.11 Index	(9,328)	72,000	11,066	11/18/54	(500 bp) —	1,668
					Monthly
CMBX NA BB.11 Index	(4,713)	50,000	7,685	11/18/54	(500 bp) —	2,923
					Monthly
CMBX NA BB.11 Index	(1,925)	28,000	4,304	11/18/54	(500 bp) —	2,352
					Monthly
CMBX NA BB.11 Index	(934)	18,000	2,767	11/18/54	(500 bp) —	1,815
					Monthly
CMBX NA BB.11 Index	(918)	18,000	2,767	11/18/54	(500 bp) —	1,831
					Monthly

Dynamic Asset Allocation Growth Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.12 Index	$(172)	$2,000	$275	8/17/61	(500 bp) —	$101
					Monthly
CMBX NA BB.8 Index	(6,084)	47,299	16,862	10/17/57	(500 bp) —	10,732
					Monthly
CMBX NA BB.9 Index	(24,876)	241,000	64,805	9/17/58	(500 bp) —	39,695
					Monthly
CMBX NA BB.9 Index	(5,613)	87,000	23,394	9/17/58	(500 bp) —	17,697
					Monthly
CMBX NA BB.9 Index	(1,371)	34,000	9,143	9/17/58	(500 bp) —	7,739
					Monthly
CMBX NA BB.9 Index	(798)	22,000	5,916	9/17/58	(500 bp) —	5,097
					Monthly
CMBX NA BB.9 Index	(628)	16,000	4,302	9/17/58	(500 bp) —	3,659
					Monthly
CMBX NA BBB– .10 Index	(5,249)	22,000	2,759	11/17/59	(300 bp) —	(2,503)
					Monthly
CMBX NA BBB– .10 Index	(4,921)	20,000	2,508	11/17/59	(300 bp) —	(2,425)
					Monthly
CMBX NA BBB– .12 Index	(6,318)	28,000	1,868	8/17/61	(300 bp) —	(4,467)
					Monthly
CMBX NA BBB–.10 Index	(43,497)	146,000	18,308	11/17/59	(300 bp) —	(25,274)
					Monthly
CMBX NA BBB–.10 Index	(4,972)	39,000	4,891	11/17/59	(300 bp) —	(91)
					Monthly
CMBX NA BBB–.12 Index	(85,475)	271,000	18,076	8/17/61	(300 bp) —	(67,558)
					Monthly
CMBX NA BBB–.12 Index	(24,669)	70,000	4,669	8/17/61	(300 bp) —	(20,041)
					Monthly
CMBX NA BBB–.12 Index	(16,701)	50,000	3,335	8/17/61	(300 bp) —	(13,395)
					Monthly
CMBX NA BBB–.12 Index	(16,872)	48,000	3,202	8/17/61	(300 bp) —	(13,699)
					Monthly
CMBX NA BBB–.12 Index	(5,137)	27,000	1,801	8/17/61	(300 bp) —	(3,352)
					Monthly
CMBX NA BBB–.12 Index	(8,199)	24,000	1,601	8/17/61	(300 bp) —	(6,612)
					Monthly
CMBX NA BBB–.12 Index	(2,710)	16,000	1,067	8/17/61	(300 bp) —	(1,652)
					Monthly
CMBX NA BBB–.12 Index	(3,341)	10,000	667	8/17/61	(300 bp) —	(2,680)
					Monthly
CMBX NA BBB–.6 Index	(64)	1,000	270	5/11/63	(300 bp) —	206
					Monthly
CMBX NA BBB–.8 Index	(9,363)	59,000	9,234	10/17/57	(300 bp) —	(164)
					Monthly
CMBX NA BBB–.8 Index	(9,326)	59,000	9,234	10/17/57	(300 bp) —	(127)
					Monthly
CMBX NA BBB–.9 Index	(11,356)	48,000	5,294	9/17/58	(300 bp) —	(6,090)
					Monthly

92 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.10 Index	$(13,476)	$101,000	$30,694	11/17/59	(500 bp) —	$17,120
					Monthly
CMBX NA BB.10 Index	(11,892)	100,000	30,390	11/17/59	(500 bp) —	18,401
					Monthly
CMBX NA BB.10 Index	(6,588)	53,000	16,107	11/17/59	(500 bp) —	9,467
					Monthly
CMBX NA BB.7 Index	(8,878)	503,000	230,424	5/11/63	(500 bp) —	221,058
					Monthly
CMBX NA BB.7 Index	(28,223)	153,000	55,830	1/17/47	(500 bp) —	27,458
					Monthly
CMBX NA BB.7 Index	(8,060)	49,000	17,880	1/17/47	(500 bp) —	9,773
					Monthly
CMBX NA BB.8 Index	(1,402)	7,722	2,753	10/17/57	(500 bp) —	1,344
					Monthly
CMBX NA BB.9 Index	(29,773)	297,000	79,863	9/17/58	(500 bp) —	49,801
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(716)	7,000	3,207	5/11/63	(500 bp) —	2,484
					Monthly
CMBX NA BB.7 Index	(6,961)	46,000	16,785	1/17/47	(500 bp) —	9,780
					Monthly
CMBX NA BB.12 Index	(8,422)	23,000	3,158	8/17/61	(500 bp) —	(5,286)
					Monthly
CMBX NA BB.7 Index	(86,296)	425,000	155,083	1/17/47	(500 bp) —	68,373
					Monthly
CMBX NA BB.7 Index	(11,141)	68,000	24,813	1/17/47	(500 bp) —	13,606
					Monthly
CMBX NA BB.8 Index	(2,039)	17,375	6,194	10/17/57	(500 bp) —	4,138
					Monthly
CMBX NA BB.9 Index	(1,666)	14,000	3,765	9/17/58	(500 bp) —	2,085
					Monthly
CMBX NA BB.9 Index	(1,685)	14,000	3,765	9/17/58	(500 bp) —	2,066
					Monthly
CMBX NA BB.9 Index	(313)	3,000	807	9/17/58	(500 bp) —	491
					Monthly
CMBX NA BBB–.6 Index	(7,354)	147,000	39,675	5/11/63	(300 bp) —	32,235
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(119,437)	219,000	33,660	11/18/54	(500 bp) —	(85,992)
					Monthly
CMBX NA BB.12 Index	(62,061)	113,000	15,515	8/17/61	(500 bp) —	(46,656)
					Monthly
CMBX NA BB.17 Index	(76,876)	157,000	57,289	1/17/47	(500 bp) —	(19,739)
					Monthly
CMBX NA BB.8 Index	(2,478)	4,826	1,721	10/17/57	(500 bp) —	(762)
					Monthly

Dynamic Asset Allocation Growth Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB– .10 Index	$(4,618)	$28,000	$3,511	11/17/59	(300 bp) —	$(1,123)
					Monthly
CMBX NA BBB–.10 Index	(16,057)	57,000	7,148	11/17/59	(300 bp) —	(8,943)
					Monthly
CMBX NA BBB–.10 Index	(14,300)	48,000	6,019	11/17/59	(300 bp) —	(8,309)
					Monthly
CMBX NA BBB–.12 Index	(11,613)	35,000	2,335	8/17/61	(300 bp) —	(9,299)
					Monthly
CMBX NA BBB–.6 Index	(81,844)	256,000	69,094	5/11/63	(300 bp) —	(12,899)
					Monthly
CMBX NA BBB–.7 Index	(96,253)	410,000	80,893	1/17/47	(300 bp) —	(15,599)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(5,519)	97,000	29,478	11/17/59	(500 bp) —	23,865
					Monthly
CMBX NA BB.11 Index	(18,287)	37,000	5,687	11/18/54	(500 bp) —	(12,636)
					Monthly
CMBX NA BB.9 Index	(5,883)	151,000	40,604	9/17/58	(500 bp) —	34,575
					Monthly
CMBX NA BBB– .10 Index	(12,134)	56,000	7,022	11/17/59	(300 bp) —	(5,144)
					Monthly
CMBX NA BBB–.9 Index	(7,966)	43,000	4,743	9/17/58	(300 bp) —	(3,248)
					Monthly
CMBX NA BBB–.9 Index	(4,816)	26,000	2,868	9/17/58	(300 bp) —	(1,964)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(4,177)	41,000	8,089	1/17/47	(300 bp) —	3,888
					Monthly
CMBX NA BB.10 Index	(5,139)	49,000	14,891	11/17/59	(500 bp) —	9,705
					Monthly
CMBX NA BB.11 Index	(5,696)	58,000	8,915	11/18/54	(500 bp) —	3,162
					Monthly
CMBX NA BB.11 Index	(3,145)	33,000	5,072	11/18/54	(500 bp) —	1,895
					Monthly
CMBX NA BB.12 Index	(21,000)	35,000	4,806	8/17/61	(500 bp) —	(16,229)
					Monthly
CMBX NA BB.12 Index	(988)	14,000	1,922	8/17/61	(500 bp) —	921
					Monthly
CMBX NA BB.12 Index	(980)	12,000	1,648	9/17/58	(500 bp) —	656
					Monthly
CMBX NA BB.7 Index	(4,628)	24,000	8,758	1/17/47	(500 bp) —	4,106
					Monthly
CMBX NA BB.8 Index	(3,955)	7,722	2,753	10/17/57	(500 bp) —	(1,209)
					Monthly
CMBX NA BB.9 Index	(3,341)	38,000	10,218	9/17/58	(500 bp) —	6,840
					Monthly

94 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(3,274)	$27,000	$7,260	9/17/58	(500 bp) —	$3,960
					Monthly
CMBX NA BB.9 Index	(1,140)	23,000	6,185	9/17/58	(500 bp) —	5,022
					Monthly
CMBX NA BB.9 Index	(1,292)	21,000	5,647	9/17/58	(500 bp) —	4,335
					Monthly
CMBX NA BB.9 Index	(1,277)	21,000	5,647	9/17/58	(500 bp) —	4,350
					Monthly
CMBX NA BB.9 Index	(665)	17,000	4,571	9/17/58	(500 bp) —	3,890
					Monthly
CMBX NA BB.9 Index	(1,697)	14,000	3,765	9/17/58	(500 bp) —	2,054
					Monthly
CMBX NA BB.9 Index	(601)	8,000	2,151	9/17/58	(500 bp) —	1,542
					Monthly
CMBX NA BB.9 Index	(241)	6,000	1,613	9/17/58	(500 bp) —	1,366
					Monthly
CMBX NA BBB– .10 Index	(8,045)	33,000	4,138	11/17/59	(300 bp) —	(3,926)
					Monthly
CMBX NA BBB– .10 Index	(4,987)	23,000	2,884	11/17/59	(300 bp) —	(2,116)
					Monthly
CMBX NA BBB– .10 Index	(4,325)	20,000	2,508	11/17/59	(300 bp) —	(1,829)
					Monthly
CMBX NA BBB– .10 Index	(3,784)	16,000	2,006	11/17/59	(300 bp) —	(1,787)
					Monthly
CMBX NA BBB– .10 Index	(1,837)	8,000	1,003	11/17/59	(300 bp) —	(838)
					Monthly
CMBX NA BBB– .12 Index	(3,965)	19,000	1,267	8/17/61	(300 bp) —	(2,709)
					Monthly
CMBX NA BBB– .6 Index	(29,669)	94,000	25,371	5/11/63	(300 bp) —	(4,353)
					Monthly
CMBX NA BBB–.10 Index	(15,793)	128,000	16,051	11/17/59	(300 bp) —	183
					Monthly
CMBX NA BBB–.10 Index	(8,751)	69,000	8,653	11/17/59	(300 bp) —	(133)
					Monthly
CMBX NA BBB–.12 Index	(2,659)	8,000	534	8/17/61	(300 bp) —	(2,130)
					Monthly
CMBX NA BBB–.8 Index	(7,437)	48,000	7,512	10/17/57	(300 bp) —	47
					Monthly
Upfront premium received	—	Unrealized appreciation				732,577
Upfront premium (paid)	(1,256,347)	Unrealized (depreciation)				(444,988)
Total	$(1,256,347)	Total				$287,589

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Growth Fund 95

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21
(Unaudited)
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	appreciation
NA HY Series 36	B+/P	$(4,144,815)	$48,423,000	$4,318,751	6/20/26	500 bp —	$173,936
Index						Quarterly
NA IG Series 36	BBB+/P	(1,508,557)	68,400,000	1,599,055	6/20/26	100 bp —	99,998
Index						Quarterly
Total		$(5,653,372)					$273,934

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$90,007,783	$16,510,444	$—
Capital goods	107,851,090	10,415,920	—
Communication services	69,777,858	4,846,026	—
Conglomerates	10,789,835	—	—
Consumer cyclicals	303,128,925	40,151,740	2
Consumer staples	133,130,913	23,230,716	—
Energy	59,682,711	6,261,973	227
Financials	280,971,051	39,623,325	—
Health care	209,656,842	14,958,524	—
Miscellaneous	—	2,051,133	—
Technology	510,608,779	104,760,640	—
Transportation	41,571,296	2,633,075	—
Utilities and power	54,007,050	2,267,131	—
Total common stocks	1,871,184,133	267,710,647	229

96 Dynamic Asset Allocation Growth Fund

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$10,854,988	$—
Collateralized loan obligations	—	3,833,541	—
Commodity linked notes	—	40,083,282	—
Convertible bonds and notes	—	271,863	—
Convertible preferred stocks	—	2,233,927	—
Corporate bonds and notes	—	270,035,431	72
Foreign government and agency bonds and notes	—	9,874,938	—
Mortgage-backed securities	—	59,222,681	—
Preferred stocks	—	3,260,640	—
Purchased options outstanding	—	417,751	—
Senior loans	—	6,476,910	—
U.S. government and agency mortgage obligations	—	187,483,664	—
U.S. treasury obligations	—	2,590,384	—
Warrants	16,674	—	—
Short-term investments	6,810,000	389,937,630	—
Totals by level	$1,878,010,807	$1,254,288,277	$301

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,904,524	$—
Futures contracts	(8,353,778)	—	—
Written options outstanding	—	(114,741)	—
TBA sale commitments	—	(45,663,281)	—
Interest rate swap contracts	—	4,227,166	—
Total return swap contracts	—	182,090	—
Credit default contracts	—	6,262,612	—
Totals by level	$(8,353,778)	$(33,201,630)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 97

Statement of assets and liabilities 3/31/21 (Unaudited)

ASSETS
Investment in securities, at value, including $24,173,528 of securities on loan (Notes 1 and 5):
Unaffiliated issuers (identified cost $2,176,625,014)	$2,852,770,922
Affiliated issuers (identified cost $279,528,463) (Notes 1 and 6)	279,528,463
Cash	10,574,395
Foreign currency (cost $479,969) (Note 1)	567,229
Dividends, interest and other receivables	6,976,802
Foreign tax reclaim	974,859
Receivable for shares of the fund sold	15,744,286
Receivable for investments sold	74,215,792
Receivable for sales of TBA securities (Note 1)	17,596,320
Receivable for variation margin on futures contracts (Note 1)	3,832,031
Receivable for variation margin on centrally cleared swap contracts (Note 1)	9,995,696
Unrealized appreciation on forward currency contracts (Note 1)	8,758,748
Unrealized appreciation on OTC swap contracts (Note 1)	4,535,480
Premium paid on OTC swap contracts (Note 1)	1,256,560
Prepaid assets	60,741
Total assets	3,287,388,324

LIABILITIES
Payable for investments purchased	61,561,434
Payable for purchases of delayed delivery securities (Note 1)	175,000
Payable for purchases of TBA securities (Note 1)	81,805,602
Payable for shares of the fund repurchased	26,366,090
Payable for compensation of Manager (Note 2)	1,490,594
Payable for custodian fees (Note 2)	192,471
Payable for investor servicing fees (Note 2)	596,998
Payable for Trustee compensation and expenses (Note 2)	451,613
Payable for administrative services (Note 2)	8,752
Payable for distribution fees (Note 2)	1,297,694
Payable for variation margin on futures contracts (Note 1)	1,200,557
Payable for variation margin on centrally cleared swap contracts (Note 1)	9,785,268
Unrealized depreciation on OTC swap contracts (Note 1)	1,338,901
Premium received on OTC swap contracts (Note 1)	450,954
Unrealized depreciation on forward currency contracts (Note 1)	6,854,224
Written options outstanding, at value (premiums $151,686) (Note 1)	114,741
TBA sale commitments, at value (proceeds receivable $45,790,664) (Note 1)	45,663,281
Collateral on securities loaned, at value (Note 1)	24,210,586
Collateral on certain derivative contracts, at value (Notes 1 and 5)	9,400,384
Other accrued expenses	287,613
Total liabilities	273,252,757

Net assets	$3,014,135,567

(Continued on next page)

98 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,164,239,177
Total distributable earnings (Note 1)	849,896,390
Total — Representing net assets applicable to capital shares outstanding	$3,014,135,567

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,720,580,711 divided by 87,075,618 shares)	$19.76
Offering price per class A share (100/94.25 of $19.76)*	$20.97
Net asset value and offering price per class B share ($34,521,601 divided by 1,791,955 shares)**	$19.26
Net asset value and offering price per class C share ($216,944,215 divided by 11,811,417 shares)**	$18.37
Net asset value, offering price and redemption price per class P share
($305,575,330 divided by 15,248,273 shares)	$20.04
Net asset value, offering price and redemption price per class R share
($23,090,829 divided by 1,198,442 shares)	$19.27
Net asset value, offering price and redemption price per class R5 share
($15,228,911 divided by 761,706 shares)	$19.99
Net asset value, offering price and redemption price per class R6 share
($393,440,668 divided by 19,628,485 shares)	$20.04
Net asset value, offering price and redemption price per class Y share
($304,753,302 divided by 15,230,970 shares)	$20.01

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 99

Statement of operations Six months ended 3/31/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $608,252)	$17,877,862
Interest (including interest income of $231,609 from investments in affiliated issuers) (Note 6)	8,601,997
Securities lending (net of expenses) (Notes 1 and 6)	94,275
Total investment income	26,574,134

EXPENSES
Compensation of Manager (Note 2)	8,527,822
Investor servicing fees (Note 2)	1,793,206
Custodian fees (Note 2)	135,679
Trustee compensation and expenses (Note 2)	64,549
Distribution fees (Note 2)	3,395,793
Administrative services (Note 2)	49,767
Other	393,370
Total expenses	14,360,186
Expense reduction (Note 2)	(1,869)
Net expenses	14,358,317

Net investment income	12,215,817

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $105,704) (Notes 1 and 3)	122,214,922
Foreign currency transactions (Note 1)	(42,368)
Forward currency contracts (Note 1)	2,929,506
Futures contracts (Note 1)	88,407,610
Swap contracts (Note 1)	(3,280,397)
Written options (Note 1)	360,677
Net increase from payments by affiliates (Note 2)	3,555
Total net realized gain	210,593,505
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	231,870,413
Assets and liabilities in foreign currencies	68,125
Forward currency contracts	1,909,731
Futures contracts	(8,930,600)
Swap contracts	5,786,142
Written options	(791,862)
Total change in net unrealized appreciation	229,911,949

Net gain on investments	440,505,454

Net increase in net assets resulting from operations	$452,721,271

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/21*	Year ended 9/30/20
Operations
Net investment income	$12,215,817	$32,546,545
Net realized gain on investments
and foreign currency transactions	210,593,505	10,012,232
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	229,911,949	174,682,699
Net increase in net assets resulting from operations	452,721,271	217,241,476
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,846,005)	(25,096,540)
Class B	—	(329,455)
Class C	—	(2,185,888)
Class P	(2,572,390)	(5,307,075)
Class R	(35,820)	(400,812)
Class R5	(101,874)	(281,724)
Class R6	(3,046,117)	(6,695,360)
Class Y	(2,062,795)	(5,732,942)
Decrease from capital share transactions (Note 4)	(151,000,974)	(227,186,588)
Total increase (decrease) in net assets	286,055,296	(55,974,908)

NET ASSETS
Beginning of period	2,728,080,271	2,784,055,179
End of period	$3,014,135,567	$2,728,080,271

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 101

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2021**	$16.98	.07	2.80	2.87	(.09)	—	(.09)	$19.76	16.92*	$1,720,581	.51*	.39*	94*
September 30, 2020	15.91	.18	1.15	1.33	(.26)	—	(.26)	16.98	8.40	1,548,612	1.05	1.16	194
September 30, 2019	17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	15.91	(1.25)	1,546,131	1.06	1.73	117
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08[f]	1.32[f]	216
Class B
March 31, 2021**	$16.54	—[e]	2.72	2.72	—	—	—	$19.26	16.44*	$34,522	.89*	.01*	94*
September 30, 2020	15.49	.06	1.11	1.17	(.12)	—	(.12)	16.54	7.58	35,437	1.80	.40	194
September 30, 2019	17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	15.49	(1.98)	45,144	1.81	.96	117
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83[f]	.56[f]	216
Class C
March 31, 2021**	$15.77	—[e]	2.60	2.60	—	—	—	$18.37	16.49*	$216,944	.89*	.02*	94*
September 30, 2020	14.79	.06	1.07	1.13	(.15)	—	(.15)	15.77	7.63	208,217	1.80	.41	194
September 30, 2019	16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	14.79	(2.05)	227,681	1.81	.97	117
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83[f]	.58[f]	216
Class P
March 31, 2021**	$17.25	.11	2.84	2.95	(.16)	—	(.16)	$20.04	17.15*	$305,575	.32*	.59*	94*
September 30, 2020	16.16	.25	1.17	1.42	(.33)	—	(.33)	17.25	8.82	274,824.65		1.56	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.87)	258,038.65		2.15	117
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
September 30, 2016†	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216
Class R
March 31, 2021**	$16.52	.05	2.73	2.78	(.03)	—	(.03)	$19.27	16.83*	$23,091	.64*	.27*	94*
September 30, 2020	15.49	.14	1.11	1.25	(.22)	—	(.22)	16.52	8.10	22,172	1.30	.92	194
September 30, 2019	17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	15.49	(1.52)	28,351	1.31	1.47	117
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33[f]	1.09[f]	216

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 103

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
March 31, 2021**	$17.20	.10	2.82	2.92	(.13)	—	(.13)	$19.99	17.04*	$15,229	.39*	.52*	94*
September 30, 2020	16.11	.23	1.16	1.39	(.30)	—	(.30)	17.20	8.70	13,979.79		1.43	194
September 30, 2019	17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	16.11	(.98)	15,464.79		1.99	117
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81[f]	1.53[f]	216
Class R6
March 31, 2021**	$17.25	.11	2.83	2.94	(.15)	—	(.15)	$20.04	17.10*	$393,441	.34*	.57*	94*
September 30, 2020	16.16	.25	1.16	1.41	(.32)	—	(.32)	17.25	8.79	353,696.69		1.52	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.91)	307,909.69		2.11	117
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71[f]	1.72[f]	216
Class Y
March 31, 2021**	$17.21	.10	2.83	2.93	(.13)	—	(.13)	$20.01	17.07*	$304,753	.39*	.52*	94*
September 30, 2020	16.12	.23	1.16	1.39	(.30)	—	(.30)	17.21	8.67	271,142.80		1.41	194
September 30, 2019	17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	16.12	(.99)	328,736.81		1.98	117
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83[f]	1.59[f]	216

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 105

Notes to financial statements 3/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through March 31, 2021.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

106 Dynamic Asset Allocation Growth Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Growth Fund 107

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

108 Dynamic Asset Allocation Growth Fund

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

Dynamic Asset Allocation Growth Fund 109

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and

110 Dynamic Asset Allocation Growth Fund

obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Dynamic Asset Allocation Growth Fund 111

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,225,585 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $2,402,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $24,210,586 and the value of securities loaned amounted to $24,173,528.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

112 Dynamic Asset Allocation Growth Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$41,243,775	$—	$41,243,775

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,421,357,746, resulting in gross unrealized appreciation and depreciation of $710,801,141 and $41,414,910, respectively, or net unrealized appreciation of $669,386,231.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.291% of the fund’s average net assets.

Dynamic Asset Allocation Growth Fund 113

Putnam Management has contractually agreed, through January 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,555 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,239,927	Class R5	11,052
Class B	26,836	Class R6	95,405
Class C	165,561	Class Y	222,222
Class P	15,155	Total	$1,793,206
Class R	17,048

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,869 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,029, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

114 Dynamic Asset Allocation Growth Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,060,936
Class B	1.00%	1.00%	178,197
Class C	1.00%	1.00%	1,100,008
Class R	1.00%	0.50%	56,652
Total			$3,395,793

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $122,852 from the sale of class A shares and received $2,727 and $2,279 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $376 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,405,397,060	$2,554,801,202
U.S. government securities (Long-term)	—	—
Total	$2,405,397,060	$2,554,801,202

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 115

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	3,007,692	$56,687,708	7,398,089	$117,956,194
Shares issued in connection with
reinvestment of distributions	405,481	7,598,712	1,476,413	24,316,526
	3,413,173	64,286,420	8,874,502	142,272,720
Shares repurchased	(7,548,121)	(139,531,286)	(14,841,415)	(235,643,269)
Net decrease	(4,134,948)	$(75,244,866)	(5,966,913)	$(93,370,549)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	6,742	$123,636	48,741	$712,414
Shares issued in connection with
reinvestment of distributions	—	—	20,240	326,473
	6,742	123,636	68,981	1,038,887
Shares repurchased	(357,759)	(6,529,267)	(841,115)	(13,069,707)
Net decrease	(351,017)	$(6,405,631)	(772,134)	$(12,030,820)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	728,892	$12,686,082	1,869,217	$27,436,983
Shares issued in connection with
reinvestment of distributions	—	—	139,132	2,139,856
	728,892	12,686,082	2,008,349	29,576,839
Shares repurchased	(2,124,055)	(37,392,838)	(4,192,633)	(61,784,652)
Net decrease	(1,395,163)	$(24,706,756)	(2,184,284)	$(32,207,813)

	YEAR ENDED 9/30/20*
Class M	Shares	Amount
Shares sold	10,283	$160,218
Shares issued in connection with reinvestment of distributions	—	—
	10,283	160,218
Shares repurchased	(1,730,546)	(27,617,543)
Net decrease	(1,720,263)	$(27,457,325)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class P	Shares	Amount	Shares	Amount
Shares sold	13,965,463	$246,686,899	6,283,996	$101,195,698
Shares issued in connection with
reinvestment of distributions	135,460	2,572,390	318,170	5,307,075
	14,100,923	249,259,289	6,602,166	106,502,773
Shares repurchased	(14,783,244)	(263,021,527)	(6,637,617)	(107,585,524)
Net decrease	(682,321)	$(13,762,238)	(35,451)	$(1,082,751)

116 Dynamic Asset Allocation Growth Fund

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	113,384	$2,073,495	190,079	$2,930,654
Shares issued in connection with
reinvestment of distributions	1,917	35,062	23,541	378,070
	115,301	2,108,557	213,620	3,308,724
Shares repurchased	(258,661)	(4,639,058)	(701,896)	(10,897,994)
Net decrease	(143,360)	$(2,530,501)	(488,276)	$(7,589,270)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	21,685	$412,033	55,963	$897,094
Shares issued in connection with
reinvestment of distributions	5,376	101,874	16,931	281,724
	27,061	513,907	72,894	1,178,818
Shares repurchased	(78,276)	(1,440,044)	(219,888)	(3,512,521)
Net decrease	(51,215)	$(926,137)	(146,994)	$(2,333,703)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,809,695	$33,982,527	6,313,068	$102,353,977
Shares issued in connection with
reinvestment of distributions	159,375	3,028,123	400,549	6,681,164
	1,969,070	37,010,650	6,713,617	109,035,141
Shares repurchased	(2,846,385)	(53,691,511)	(5,264,509)	(84,553,495)
Net increase (decrease)	(877,315)	$(16,680,861)	1,449,108	$24,481,646

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,293,329	$42,370,917	4,286,992	$68,986,540
Shares issued in connection with
reinvestment of distributions	104,115	1,975,065	327,852	5,462,019
	2,397,444	44,345,982	4,614,844	74,448,559
Shares repurchased	(2,923,234)	(55,089,966)	(9,252,259)	(150,044,562)
Net decrease	(525,790)	$(10,743,984)	(4,637,415)	$(75,596,003)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.7% of the outstanding shares of the fund.

Dynamic Asset Allocation Growth Fund 117

Note 5: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$5,375,215	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,375,215
OTC Total return swap
contracts*#	—	3,385	—	—	374	—	—	1,679,598	—	2,090,029	—	—	—	—	—	—	—	—	3,773,386
Centrally cleared total return
swap contracts§	—	—	144,667	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	144,667
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	283,237	462,714	256,565	—	—	276,216	90,053	175,151	—	—	—	—	—	1,543,936
Centrally cleared credit
default contracts§	—	—	4,475,814	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,475,814
Futures contracts§	—	—	—	3,469,290	—	—	—	—	—	—	362,741	—	—	—	—	—	—	—	3,832,031
Forward currency contracts#	89,332	121,978	—	—	424,727	—	186,113	1,939,251	316,635	736,967	—	—	121,293	480,344	2,744,201	620,327	898,695	78,885	8,758,748
Purchased options**#	—	—	—	—	417,751	—	—	—	—	—	—	—	—	—	—	—	—	—	417,751
Total Assets	$89,332	$125,363	$9,995,696	$3,469,290	$842,852	$283,237	$648,827	$3,875,414	$316,635	$2,826,996	$638,957	$90,053	$296,444	$480,344	$2,744,201	$620,327	$898,695	$78,885	$28,321,548
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	5,183,219	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,183,219
OTC Total return swap
contracts*#	—	426	—	—	—	—	—	103,565	—	—	2,516	—	—	—	—	—	—	—	106,507
Centrally cleared total return
swap contracts§	—	—	323,829	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	323,829
OTC Credit default contracts —
protection sold*#	40,127	—	—	—	—	295,824	49,087	683,802	—	—	29,930	—	109,860	—	—	—	—	—	1,208,630
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	4,278,220	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,278,220
Futures contracts§	—	—	—	843,264	—	—	—	—	—	—	357,293	—	—	—	—	—	—	—	1,200,557
Forward currency contracts#	674,056	370,137	—	—	280,323	—	91,800	240,550	570,117	566,157	—	—	1,275,589	715,344	371,073	670,027	234,406	794,645	6,854,224
Written options#	—	—	—	—	114,741	—	—	—	—	—	—	—	—	—	—	—	—	—	114,741
Total Liabilities	$714,183	$370,563	$9,785,268	$843,264	$395,064	$295,824	$140,887	$1,027,917	$570,117	$566,157	$389,739	$—	$1,385,449	$715,344	$371,073	$670,027	$234,406	$794,645	$19,269,927
Total Financial and
Derivative Net Assets	$(624,851)	$(245,200)	$210,428	$2,626,026	$447,788	$(12,587)	$507,940	$2,847,497	$(253,482)	$2,260,839	$249,218	$90,053	$(1,089,005)	$(235,000)	$2,373,128	$(49,700)	$664,289	$(715,760)	$9,051,621

118 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 119

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total collateral received
(pledged)†##	$(582,000)	$(242,000)	$—	$—	$447,788	$—	$507,940	$2,390,000	$(200,000)	$2,260,839	$230,000	$90,053	$(1,089,005)	$(212,000)	$2,373,128	$(11,000)	$610,000	$—
Net amount	$(42,851)	$(3,200)	$210,428	$2,626,026	$—	$(12,587)	$—	$457,497	$(53,482)	$—	$19,218	$—	$—	$(23,000)	$—	$(38,700)	$54,289	$(715,760)
Controlled collateral
received (including TBA
commitments)**	$—	$—	$—	$—	$490,000	$—	$540,000	$2,390,000	$—	$2,550,000	$230,000	$106,207	$—	$—	$2,484,177	$—	$610,000	$—	$9,400,384
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(582,000)	$(242,000)	$—	$—	$—	$—	$—	$—	$(200,000)	$—	$—	$—	$(1,155,000)	$(212,000)	$—	$(11,000)	$—	$—	$(2,402,000)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $20,684,000 and $15,808,000, respectively.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 3/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$26,789,133	$147,187,151	$149,765,698	$18,107	$24,210,586
Putnam Short Term
Investment Fund**	300,781,414	392,515,557	437,979,094	231,609	255,317,877
Total Short-term
investments	$327,570,547	$539,702,708	$587,744,792	$249,716	$279,528,463

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

120 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 121

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. In November 2020, this date was extended until June 30, 2023 for certain widely followed tenors (overnight and one-, three-, six-, and 12-month U.S. dollar LIBOR). LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 8: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

122 Dynamic Asset Allocation Growth Fund

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$5,000
Purchased currency option contracts (contract amount)	$43,300,000
Written equity option contracts (contract amount)	$5,000
Written currency option contracts (contract amount)	$43,300,000
Futures contracts (number of contracts)	6,000
Forward currency contracts (contract amount)	$1,044,900,000
Centrally cleared interest rate swap contracts (notional)	$239,300,000
OTC total return swap contracts (notional)	$339,700,000
Centrally cleared total return swap contracts (notional)	$173,900,000
OTC credit default contracts (notional)	$13,600,000
Centrally cleared credit default contracts (notional)	$103,100,000
Warrants (number of warrants)	1,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$7,471,242*	Payables	$1,208,630
Foreign exchange
contracts	Receivables	8,758,748	Payables	6,854,224
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	6,303,798*	Unrealized depreciation	7,828,183*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	6,386,018*	Unrealized depreciation	8,486,471*
Total		$28,919,806		$24,377,508

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 123

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$2,329,709	$2,329,709
Foreign exchange contracts	(145,171)	—	2,929,506	—	$2,784,335
Equity contracts	369,634	92,999,054	—	(4,676,880)	$88,691,808
Interest rate contracts	—	(4,591,444)	—	(933,226)	$(5,524,670)
Total	$224,463	$88,407,610	$2,929,506	$(3,280,397)	$88,281,182

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for
as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$281,704	$281,704
Foreign exchange
contracts	—	426,305	—	1,909,731	—	$2,336,036
Equity contracts	12,474	(30,699)	(6,362,053)	—	4,627,963	$(1,752,315)
Interest rate
contracts	—	—	(2,568,547)	—	876,475	$(1,692,072)
Total	$12,474	$395,606	$(8,930,600)	$1,909,731	$5,786,142	$(826,647)

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

124 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2021